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PROSPECTUS                                                                                              MAY 1, 2004

                                                        AMERICAN SKANDIA TRUST
                                            One Corporate Drive, Shelton, Connecticut 06484
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American Skandia Trust (the "Trust") is an investment company made up of the following 37 separate portfolios  ("Portfolios"),  nine of which are offered through this Prospectus:

AST William Blair International Growth Portfolio
AST State Street Research Small-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST Alliance Growth and Income Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION  PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life  insurance  companies  ("Participating  Insurance  Companies")  writing  variable  annuity contracts and variable  life  insurance  policies.  Shares of the Trust may also be sold  directly to certain  tax-deferred  retirement plans.  Each  variable  annuity  contract  and  variable  life  insurance  policy  involves  fees and  expenses  not  described in this
Prospectus.  Please read the Prospectus for the variable annuity  contract or variable life insurance policy for information  regarding the contract or policy, including its fees and expenses.

The Trust received an order from the  Securities and Exchange  Commission  permitting its Investment  Managers,  subject to approval by its Board of Trustees,  to change sub-advisors of each Portfolio without shareholder  approval.  For more information,  please see this
Prospectus under "Management of the Trust."

                                                           TABLE OF CONTENTS
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                                                          Risk/Return Summary

         American  Skandia Trust (the "Trust") is comprised of thirty-seven  investment  portfolios (the  "Portfolios"),  nine of which are offered  through this  Prospectus.  The Portfolios are designed to provide a wide range of investment  options.  Each Portfolio has its own investment goal and style (and, as a result,  its own level of risk).  Some of the Portfolios  offer potential for high returns with  correspondingly  higher risk,  while others offer stable  returns with  relatively  less risk.  It is possible to lose money when investing  even in the most  conservative  of the  Portfolios.  Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not possible to provide an exact measure of the risk to which a Portfolio is subject,  and a Portfolio's  risk will vary based on the  securities  that it  holds at a given  time.  Nonetheless,  based on each  Portfolio's  investment  style  and the  risks typically  associated  with that style,  it is possible to assess in a general  manner the risks to which a Portfolio  will be subject.
The  following  discussion  highlights  the  investment  strategies  and risks of each  Portfolio.  Additional  information  about each
Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

International Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

William Blair                 Long-term capital growth       The Portfolio invests primarily in equity securities of
International Growth                                         foreign companies.

Principal Investment Strategies:
-------------------------------

The AST William Blair International Growth Portfolio will invest, under normal  circumstances,  at least 80% of the value of its assets in securities of issuers that are  economically  tied to countries  other than the United  States.  Equity  securities  include  common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or preferred stocks. The Portfolio has the flexibility to invest on a worldwide  basis in companies and  organizations  of any size,  regardless of country of organization or place of principal  business  activity.  The Portfolio normally invests primarily in securities of issuers from at least five different countries,  excluding the United States.  Although the Portfolio  intends to invest  substantially all of its assets in issuers located outside the United  States,  it may at times  invest in U.S.  issuers  and it may at times  invest all of its assets in fewer than five countries or even a single country.

The Portfolio  invests  primarily in companies  selected for their growth  potential.  The  Sub-advisor  generally  takes a "bottom up"
approach to choosing  investments  for the Portfolio.  In other words,  the  Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large,  regardless of where the companies are organized or where they primarily  conduct  business.  Although themes may emerge in the Portfolio,  securities are generally  selected  without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

Principal Risks:
---------------

o........The  international  portfolio  is an equity  fund,  and the  primary  risk of it is that the value of the stocks its hold will decline.  Stocks can decline for many reasons,  including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.  Accordingly, loss of money is a risk of investing in this fund.

o        The level of risk of the  international  portfolio  will generally be higher than the level of risk  associated  with domestic equity funds.  Foreign  investments  involve risks such as fluctuations in currency  exchange rates, less liquid and more volatile securities  markets,  unstable  political  and economic  structures,  reduced  availability  of  information,  and lack of uniform financial  reporting and  regulatory  practices  such as those that apply to U.S.  issuers.  While the  portfolio  will not invest primarily  in companies  located in  developing  countries,  each may invest in those  companies to some degree,  and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:              Primary Investments:
---------                      ---------------               -------------------

State Street Research          Capital growth                The Portfolio invests primarily in common stocks of small
Small-Cap Growth                                             capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

Goldman Sachs Concentrated     Capital growth                The Portfolio invests primarily in equity securities.
Growth

Hotchkis & Wiley Large-Cap     Current income and            The Portfolio invests at least 80% of its net assets plus
Value                          long-term growth of           borrowings for investment purposes in common stocks of large
                               income, as well as            cap U.S. companies.
                               capital appreciation

Principal Investment Strategies:
-------------------------------

The AST State Street Research  Small-Cap  Growth  Portfolio  (formerly,  the AST PBHG Small-Cap  Growth  Portfolio) will invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  For  purposes  of the  Portfolio, small-sized  companies  are those that have  market  capitalizations  similar to the market  capitalizations  of the  companies  in the
Russell 2000(R)Growth Index at the time of the Portfolio's  investment.  The Sub-advisor  expects to focus primarily on those securities whose market  capitalizations  or annual  revenues are less than $1 billion at the time of purchase.  The size of the  companies in the
Russell 2000(R)Growth Index and those on which the  Sub-advisor  intends to focus the  Portfolio's  investments  will change with market conditions.  As of December 31, 2003,  the average  market  capitalization  of the companies in the Russell 2000(R)Growth Index was $579 million and the median  market  capitalization  was $461  million.  The size of the  companies  in the Russell  2000(R)Growth Index will change with market conditions.  The Sub-Advisor uses its own fundamental  research,  computer models and proprietary measures of growth in determining which stocks to select for the Portfolio.  The Sub-Advisor's  investment  strategy seeks to identify stocks of companies which have strong business  momentum,  earnings growth,  superior  management teams as well as stocks of those companies whose earnings growth  potential  may not be currently  recognized by the market and whose stock may be  considered  to be  underpriced  using various financial measurements employed by the Sub-advisor, such as price-to-earnings ratios.

The AST Neuberger Berman Mid-Cap Growth  Portfolio will invest,  under normal  circumstances,  at least 80% of its net assets in common stocks of  mid-capitalization  companies.  For purposes of the Portfolio,  a  mid-capitalization  company is defined as a company whose market  capitalization  is within the range of market  capitalizations  of companies in the Russell  Midcap(R)Index.  As of December 31,
2003,  the  average  market  capitalization  of the  companies  in the  Russell  Midcap(R)Index  $4.28  billion  and the median  market capitalization was $3.3 billion.  The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor  employs a disciplined  investment strategy when selecting growth stocks.  Using fundamental  research and quantitative analysis,  the Sub-advisor  looks for  fast-growing  companies with above average sales and  competitive  returns on equity relative to their peers. In doing so, the Sub-advisor  analyzes such factors as: financial  condition (such as debt to equity ratio);  market share and competitive  leadership of the company's products;  earnings growth relative to competitors;  and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The  Sub-advisor  follows a  disciplined  selling  strategy  and may sell a stock when it fails to perform  as  expected  or when other opportunities appear more attractive.

The AST Goldman Sachs Concentrated  Growth Portfolio will pursue its objective by investing  primarily in equity  securities.  Equities securities include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or preferred stocks.  Investments  will be in companies  that the  Sub-advisor  believes have  potential to achieve  capital  appreciation  over the long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal  circumstances,  in approximately 30-45 companies that are considered by the Sub-adviser to be positioned for long-term growth.

The AST Hotchkis & Wiley  Large-Cap  Value  Portfolio  seeks to achieve its  objective by investing at least 80% of its net assets plus borrowings for investment  purposes in common stocks of large cap U.S. companies.  The Sub-advisor  considers large cap companies to be those with market  capitalizations  like those  found in the  Russell  1000 Index.  Market  capitalization  range of the Index  changes constantly,  but as of June 30, 2003, the range was from $1.2 billion to $287 billion.  Market  capitalization  is measured at the time of initial  purchase.  Some of these  securities  may be  acquired in IPOs.  Normally,  the  Portfolio  invests at least 80% of its net assets in stocks that have a high cash  dividend or payout  yield  relative to the market.  Payout  yield is defined as dividend  yield plus net share repurchases.

Principal Risks:
---------------

o........All of the capital  growth  portfolios  are equity  funds,  and the primary  risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including  reasons  related to the particular  company,  the industry of which it is a part, or the securities  markets  generally.  These  declines can be  substantial.  Accordingly,  loss of money is a risk of investing in each of these Portfolios.

o        The risk to which the  capital  growth  portfolios  are  subject  depends  in part on the size of the  companies  in which the particular  portfolio invests.  Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger  companies,  in part because they may have limited product lines,  markets,  or financial  resources.  Market capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the AST State Street Research Small-Cap Growth Portfolio can be expected to be subject to the highest degree of risk relative to the other capital growth funds.  The AST Neuberger  Berman Mid-Cap Growth Portfolio can be expected to be subject to somewhat less risk,  and the AST Goldman Sachs  Concentrated  Growth  Portfolio  and the AST Hotchkis & Wiley  Large-Cap  Value
     Portfolio somewhat less risk than the mid-cap funds.

o        The Portfolios  take a growth  approach to investing as opposed to a value  approach.  Value stocks are believed to be selling at prices  lower than what they are  actually  worth,  while  growth  stocks are those of  companies  that are expected to grow at above-average  rates.  A portfolio  investing  primarily in growth  stocks will tend to be subject to more risk than a value fund, although  this will not always be the case.  Value stocks are subject to the risks that the market may not  recognize  the stock's actual value or that the market actually valued the stock appropriately.

o        The AST Goldman  Sachs  Concentrated  Growth  Portfolio is a  non-diversified  fund in that it may hold larger  positions in a smaller  number of securities.  As a result,  a single  security's  increase or decrease in value may have a greater impact on the
     Portfolio's share price and total return.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Alliance Growth and Income    Long term capital growth       The Portfolio invests primarily in common stocks that are
                              and income                     believed to be selling at reasonable valuations in relation to their fundamental business prospects.

T. Rowe Price Asset           A high level of total          The Portfolio normally invests 50-70% of its total assets in
Allocation                    return                         equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:
-------------------------------

The AST Alliance Growth and Income Portfolio normally will invest in common stocks (and securities convertible into common stocks).

The Sub-advisor will take a  value-oriented  approach,  in that it will try to keep the Portfolio's  assets invested in securities that are selling at reasonable  valuations in relation to their fundamental  business  prospects.  In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

In seeking to achieve its objective,  the Portfolio invests  primarily in the equity securities of U.S.  companies that the Sub-advisor believes are undervalued.  The Sub-advisor  believes that, over time,  stock prices (of companies in which the Portfolio  invests) will come to reflect the companies'  intrinsic  economic  values.  The  Sub-advisor  uses a disciplined  investment  process to evaluate the companies in its extensive  research  universe.  Through this process,  the Sub-advisor  seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The  Sub-advisor's  analysts  prepare their own earnings  estimates and financial  models for each company  followed.  The  Sub-advisor employs these models to identify equity  securities  whose current market prices do not reflect what it considers to be their intrinsic economic value. In determining a company's  intrinsic  economic value, the Sub-advisor  takes into account any factors it believes bear on the ability of the company to perform in the future,  including earnings growth,  prospective cash flows, dividend growth and growth in book value.  The Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity between their stock prices and their intrinsic economic values,  with companies with the greatest  disparities  receiving the highest ranking (i.e., being considered the most undervalued).

The AST T. Rowe Price Asset Allocation  Portfolio  normally invests  approximately 60% of its total assets in equity securities and 40%
in fixed income  securities.  This mix may vary over shorter time periods;  the equity  portion may range between  50-70% and the fixed income portion between 30-50%.

The Sub-advisor  concentrates common stock investments in larger, more established  companies,  but the Portfolio may include small and medium-sized  companies with good growth  prospects.  The Portfolio's  exposure to smaller companies is not expected to be substantial, and will not  constitute  more than 30% of the equity  portion of the  Portfolio.  Up to 35% of the equity  portion  may be invested in foreign (non-U.S.  dollar denominated) equity securities.  When selecting  particular stocks to purchase,  the Sub-advisor will examine relative values and prospects  among growth and  value-oriented  stocks,  domestic and  international  stocks,  and small-to  large-cap stocks.  Domestic  stocks are drawn from the overall  U.S.  market while  international  equities  are  selected  primarily  from large companies in developed countries.

The fixed income portion of the Portfolio will be allocated among investment  grade  securities  (50-100% of the fixed income portion);
high yield or "junk" bonds (up to 30%);  foreign  (non-U.S.  dollar  denominated)  high quality debt  securities  (up to 30%); and cash reserves  (up to 20%).  Bond  investments  are  primarily  investment  grade (top four credit  ratings)  and are chosen from across the entire  government  and  corporate  bond  markets.  A  significant  portion  of the  Portfolio's  fixed  income  investments  may be in mortgage-related  (including  mortgage  dollar  rolls  and  derivatives  such  as  collateralized  mortgage  obligations  and  stripped mortgage-backed  securities) and asset-backed  securities.  While the weighted average maturities of each component of the fixed income portion (i.e.,  investment  grade,  high yield,  etc.) of the Portfolio will differ,  the weighted average maturity of the fixed income portion as a whole (except for the cash reserves  component) is expected to be in the range of 7 to 12 years.  Maturities  will reflect the sub-advisor's outlook for interest rates.

The precise mix of equity and fixed  income  investments  will depend on the  Sub-advisor's  outlook for the markets.  The  Portfolio's investments  in foreign  equity and debt  securities  are intended to provide  additional  diversification,  and the  Sub-advisor  will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

The Portfolio may also invest in other  securities,  including  futures and options,  in keeping with its objective.  Securities may be sold for a variety of  reasons,  such as to effect a change in asset  allocation,  to secure  gains or limit  losses,  or to  re-deploy assets to more promising opportunities.

Principal Risks:
---------------

o        Both equity  securities (e.g.,  stocks) and fixed income  securities (e.g.,  bonds) can decline in value, and the primary risk of each of the growth and income  portfolios is that the value of the  securities  they hold will  decline.  The degree of risk to which the growth and income  portfolios  are subject is likely to be  somewhat  less than a portfolio  investing  exclusively  for capital growth.  Nonetheless,  the share prices of the growth and income portfolios can decline substantially.  Accordingly,  loss of money is a risk of investing in each of these funds.

o        The AST Alliance Growth and Income Portfolio  invests primarily in equity  securities.  The AST T. Rowe Price Asset Allocation
     Portfolio  generally  invests in both equity and fixed income  securities.  The values of equity securities tend to fluctuate more widely than the values of fixed income securities.  Therefore,  those growth and income portfolios that invest primarily in equity securities  will  likely be subject to  somewhat  higher risk than those  portfolios  that invest in both equity and fixed  income securities.

o        Each of the  Portfolios  that  makes  significant  investments  in fixed  income  securities  may  invest  to some  degree  in lower-quality  fixed income securities,  which are subject to greater risk that the issuer may fail to make interest and principal payments on the  securities  when due. Each of these  Portfolios  generally  invests in  intermediate-  to long-term  fixed income securities.  Fixed income  securities with longer  maturities are generally  subject to greater risk than fixed income  securities with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates. To the extent the  Portfolio's  fixed income  component is invested in  mortgage-backed  securities,  there may be increased  volatility  due to interest-rate fluctuations.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

PIMCO Total Return Bond       Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from one to
                                                             three years.

Principal Investment Strategies:
-------------------------------

The AST PIMCO Total Return Bond Portfolio  will invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income securities, including:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
         (11) derivative instruments, including swap agreements; and
         (12) obligations of international agencies or supranational entities.

Portfolio  holdings will be  concentrated in areas of the bond market that the Sub-advisor  believes to be relatively  undervalued.  In selecting  fixed income  securities,  the  Sub-advisor  uses economic  forecasting,  interest rate  anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's assets committed to investment in securities with particular  characteristics (such as maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the  financial  markets,  and other  factors.  The  management  of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio  duration  of the  Portfolio generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest rates.  The Portfolio can and routinely does invest in certain  complex fixed income  securities  (including  mortgage-backed  and  asset-backed  securities) and engage in a number of  investment  practices  (including  futures,  swaps and dollar  rolls) that many other fixed  income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST PIMCO Limited  Maturity Bond  Portfolio  will invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income securities, including::

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings will be  concentrated in areas of the bond market that the Sub-advisor  believes to be relatively  undervalued.  In selecting  fixed income  securities,  the  Sub-advisor  uses economic  forecasting,  interest rate  anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's assets committed to investment in securities with particular  characteristics (such as maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the  financial  markets,  and other  factors.  The  management  of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio  duration  of the  Portfolio generally will vary within a one- to three-year time frame based on the  Sub-advisor's  forecast for interest rates.  The Portfolio can and routinely does invest in certain  complex fixed income  securities  (including  mortgage-backed  and  asset-backed  securities) and engage in a number of  investment  practices  (including  futures,  swaps and dollar  rolls) that many other fixed  income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily  in fixed income  securities  is  determined  largely by the quality and maturity  characteristics of its portfolio securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make  interest  and  principal  payments on the  securities  when due.  Fixed  income  securities  with longer maturities (or durations) are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market  interest  rates.  Accordingly,  loss of money is a risk of investing in each of these funds.

o        The average  duration or maturity of the AST PIMCO Total Return Bond  Portfolio  generally will be longer than that of the AST
     PIMCO Limited Maturity Bond Portfolio,  and funds having longer average maturities or durations can be expected to be subject to a greater level of risk than shorter-term  funds. As funds that invest primarily in high-quality fixed income securities,  the level of risk to which the AST PIMCO Total Return Bond  Portfolio  and AST PIMCO  Limited  Maturity  Bond  Portfolio  are subject can be expected to be less than most equity funds.  Nonetheless,  the fixed income  securities  held by these  Portfolios  can decline in value  because of changes in their  quality,  in market  interest  rates,  or for other  reasons.  While the complex  fixed income securities  invested in and  investment  practices  engaged in by the AST PIMCO Total Return Bond  Portfolio and AST PIMCO Limited
     Maturity Portfolio are designed to increase their return or hedge their  investments,  these securities and practices may increase the risk to which the Portfolios are subject.

Past Performance

             The bar charts show the  performance  of each  Portfolio  for each full calendar year the Portfolio has been in operation.
The tables below each bar chart show each such  Portfolio's  best and worst quarters  during the periods  included in the bar chart, as well as average  annual total returns for each  Portfolio  since  inception.  This  information  may help provide an indication of each
Portfolio's  risks by showing  changes in performance  from year to year and by comparing the  Portfolio's  performance  with that of a broad-based  securities  index. The performance  figures do not reflect any charges  associated with the variable  insurance  contracts through which  Portfolio  shares are purchased;  and would be lower if they did. All figures  assume  reinvestment  of dividends.  Past performance does not necessarily indicate how a Portfolio will perform in the future.

[graph]

                  ------------------------------------- --------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------
                  ------------------------------------- --------------------------------------
                  Up 59.16%, 4th quarter 1999           Down 21.19%, 3rd quarter 2001
                  ------------------------------------- --------------------------------------

                  ----------------------- ------------------- --------------------------------
                  Average annual total    Portfolio           Index:
                  returns                                     Morgan Stanley Capital
                  For periods ended                           International (MSCI) EAFE Index
                  12/31/03
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  1 year                              39.95%                           38.59%
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  5 years                              1.86%                           -0.05%
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  Since inception                      6.09%                            2.86%
                  (1/2/97)
                  ----------------------- ------------------- --------------------------------
                  * Prior to November  11,  2002,  the AST William  Blair  International  Growth  Portfolio  was known as the AST Janus
                  Overseas Growth Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio.

[graph]

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 79.79%, 4th quarter 1999           Down 31.21%, 4th quarter 2000
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ---------------------------- -----------------------------
                 Average annual total   Portfolio             Index:                       Index:
                 returns                                      Standard & Poors 500 Index   Russell 2000 Growth Index**
                 For periods ended
                 12/31/03
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 1 year                               45.24%                       28.67%                        48.54%
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 5 years                               2.25%                       -0.57%                         0.86%
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 Since Inception                       7.79%                       11.06%                         5.43%
                 (1/4/94)
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 *Between  September 14, 12001 and April 30, 2004, the Portfolio was known as the AST PBHG Small-Cap  Growth  Portfolio and Pilgrim Baxter & Associates,  Ltd served as its  Sub-advisor.  Between January 1, 1999 and September 14, 2001, the
                 Portfolio  was known as the AST Janus  Small-Cap  Growth  Portfolio,  and Janus Capital  Management  LLC served as its
                 Sub-advisor.  Prior to January 1, 1999, the Portfolio was known as the Founders Capital  Appreciation  Portfolio,  and
                 Founders Asset Management LLC served as its Sub-advisor.
                 **The Russell 2000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

[graph]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 49.25%, 4th quarter 1999           Down 29.71%, 3rd quarter 2001
                  ------------------------------------- -----------------------------------

                  ------------------- ---------------- -------------------- -------------------- -------------------
                  Average annual      Portfolio        Index:               Index:               Index:
                  total returns                        Standard & Poors     Standard & Poors     Russell Mid-Cap
                  For periods ended                    500 Index            MidCap 400 Index+    Growth Index**
                  12/31/03
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  1 year                       30.56%               28.67%               35.62%              42.71%
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  5 years                      -1.49%               -0.57%                9.21%               2.01%
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  Since Inception               7.13%               11.69%               15.28%              10.19%
                  (10/20/94)
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  *Prior to May 1, 1998, the Portfolio was known as the Berger Capital Growth Portfolio,  and Berger  Associates,  Inc.
                  served as its Sub-advisor.
                  + The  benchmark  for the  Portfolio  was  changed in 2003 to the  Standard & Poors  MidCap 400 Index to comply  with research standards of Prudential's Strategic Investment Research Group.
                  **The  Russell  Mid-Cap  Growth Index has been added as a secondary  benchmark  index to reflect a more  narrow-based index.

[graph]

                 --------------------------------------- ------------------------------------
                 Best Quarter                            Worst Quarter
                 --------------------------------------- ------------------------------------
                 --------------------------------------- ------------------------------------
                 Up 33.97%, 4th quarter 1999             Down 26.71%, 1st quarter 2001
                 --------------------------------------- ------------------------------------

                 ------------------------ -------------------- ----------------------------- -----------------------------
                 Average annual total     Portfolio            Index:                        Index:
                 returns                                       Standard & Poors 500 Index    Russell 1000 Growth Index**
                 For periods ended
                 12/31/03
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 1 year                                25.25%                        28.67%                        29.75%
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 5 years                               -8.47%                        -0.57%                        -5.11%
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 10 years                               8.93%                        11.06%                         9.21%
                 ------------------------ -------------------- ----------------------------- -----------------------------
                * Prior to  November  11,  2002,  the  Portfolio  was known as the AST JanCap  Growth  Portfolio,  and Janus  Capital
                Management LLC served as its Sub-advisor.
                **The Russell 1000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

[graph]

                 ------------------------------------------------ ----------------------------------
                 Best Quarter                                     Worst Quarter
                 ------------------------------------------------ ----------------------------------
                 ------------------------------------------------ ----------------------------------
                 Up 13.27%, 2nd quarter 2003                      Down 16.19%, 3rd quarter 2002
                 ------------------------------------------------ ----------------------------------

                 ----------------------------------- -------------------- ---------------------- -------------------------
                 Average annual total returns        Portfolio            Index:                 Index:
                 For periods ended 12/31/03                               Standard & Poors 500   Russell 1000 Value
                                                                          Index                  Index**
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 1 year                                           19.94%                 28.67%                    30.03%
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 5 years                                           1.15%                 -0.57%                     3.56%
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 Since Inception                                   8.20%                 11.06%                    11.88%
                 (1/4/94)
                 ----------------------------------- -------------------- ---------------------- -------------------------
                  *Prior to May 1, 2004, the Portfolio was known as the AST INVESCO Capital Income Portfolio, and INVESCO Funds Group,
                  Inc. served as its Sub-advisor.
                  **The Russell 1000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

[graph]

                  ------------------------------------ ---------------------------------------
                  Best Quarter                         Worst Quarter
                  ------------------------------------ ---------------------------------------
                  ------------------------------------ ---------------------------------------
                  Up 17.89%, 2nd quarter 2003          Down 18.25%, 3rd quarter 2002
                  ------------------------------------ ---------------------------------------

                  --------------------- --------------------- ----------------------------- --------------------------
                  Average annual        Portfolio             Index:                        Index:
                  total returns                               Standard & Poors 500 Index    Russell 1000 Value
                  For periods ended                                                         Index**
                  12/31/03
                  --------------------- --------------------- ----------------------------- --------------------------
                  --------------------- --------------------- ----------------------------- --------------------------
                  1 year                              32.43%                        28.67%                     30.03%
                  --------------------- --------------------- ----------------------------- --------------------------
                  --------------------- --------------------- ----------------------------- --------------------------
                  5 years                              4.37%                        -0.57%                      3.56%
                  --------------------- --------------------- ----------------------------- --------------------------
                  --------------------- --------------------- ----------------------------- --------------------------
                  10 years                            10.43%                        11.06%                     11.88%
                  --------------------- --------------------- ----------------------------- --------------------------
                  *Prior to May 1, 2000, the Portfolio was known as the AST Lord Abbett Growth and Income Portfolio, and Lord, Abbett
                  & Co. LLC served as its Sub-advisor.
                  **The Russell 1000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

[graph]

                  ------------------------------------- ----------------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- ----------------------------------------------
                  ------------------------------------- ----------------------------------------------
                  Up 12.45%, 2nd quarter 2003           Down 10.47%, 3rd quarter 2002
                  ------------------------------------- ----------------------------------------------

                  --------------------------- --------------- ----------------------------------------
                  Average annual total        Portfolio       Index:
                  returns                                     Blended Index (60% Standard & Poors
                  For periods ended 12/31/03                  500, 40% Lehman Brothers Government/
                                                              Credit Index)
                  --------------------------- --------------- ----------------------------------------
                  --------------------------- --------------- ----------------------------------------
                  1 year                              24.02%                                   18.76%
                  --------------------------- --------------- ----------------------------------------
                  --------------------------- --------------- ----------------------------------------
                  5 years                              3.15%                                    2.70%
                  --------------------------- --------------- ----------------------------------------
                  --------------------------- --------------- ----------------------------------------
                  Since Inception                      8.56%                                    9.77%
                  (1/4/94)
                  --------------------------- --------------- ----------------------------------------

[graph]

                  ------------------------------------- --------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------
                  ------------------------------------- --------------------------------------
                  Up 6.22%, 3rd quarter 2001            Down 2.54%, 1st quarter 1996
                  ------------------------------------- --------------------------------------

                  ---------------------- --------------------- -------------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Lehman Brothers
                  For periods ended                            Aggregate Index
                  12/31/03
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  1 year                                5.32%                           4.10%
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  5 years                               6.68%                           6.62%
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  Since Inception                       7.14%                           6.95%
                  (1/4/94)
                  ---------------------- --------------------- -------------------------------

[graph]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 2.95%, 4th quarter 1995            Down 0.52%, 1st quarter 1996
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Merrill Lynch 1-3 Year
                  For periods ended                            Index
                  12/31/03
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                                3.28%                        1.90%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  5 years                               5.83%                        5.37%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       5.88%                        6.00%
                  (5/2/95)
                  ---------------------- --------------------- ----------------------------

[graph]

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below  describes  the fees and  expenses  that you may pay if you buy and hold  shares of the  Portfolios.  Unless  otherwise indicated, the expenses shown below are for the year ending December 31, 2003.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                                      NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                           NONE*
Exchange Fee                                                                                              NONE*

* Because  shares of the  Portfolios may be purchased  through  variable  insurance  products,  the prospectus of the relevant  product should be  carefully  reviewed for  information  on the charges and  expenses of those  products.  This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                                                                 Distribution                          Total Annual
                                                                                  and Service          Other        Portfolio Operating
Portfolio:                                                 Management Fees      (12b-1) Fees(1)     Expenses (2)         Expenses
--------------------------------------------------------- ------------------- -------------------- ---------------- --------------------
AST William Blair International Growth(3)                         1.00               0.11              0.23                1.34
AST State Street Research Small-Cap Growth                        0.90               0.07              0.23                1.20
AST Neuberger Berman Mid-Cap Growth                               0.90               0.06              0.21                1.17
AST Goldman Sachs Concentrated Growth(3)                          0.90               0.06              0.17                1.13
AST Hotchkis & Wiley Large-Cap Value(3)                           0.75               0.04              0.19                0.98
AST Alliance Growth and Income(3)                                 0.75               0.08              0.16                0.99
AST T. Rowe Price Asset Allocation                                0.85               0.00              0.27                1.12
AST PIMCO Total Return Bond(3)                                    0.65               0.00              0.15                0.80
AST PIMCO Limited Maturity Bond                                   0.65               0.00              0.17                0.82
(1) As  discussed  below  under  "Management  of the  Trust - Fees and  Expenses",  the  Trustees  adopted  a  Distribution  Plan  (the
"Distribution  Plan") under Rule 12b-1 to permit an affiliate of the Trust's  Investment  Managers to receive brokerage  commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote the sale of shares of the  Portfolio  The chart above shows the amount of  commissions  paid during 2003 to the  affiliate of the  Investment  Managers to promote  distribution,  shown as a percentage of Portfolio  average daily net assets.  The Distribution  Plan does not limit the amount of  commissions  that may be  directed  under the Plan,  so the amount  directed in future  years may be greater  than or less than the percentage shown in the chart above.  Overall  brokerage  commission rates and amounts paid by the various  Portfolios are not expected to increase as a result of the Distribution Plan.
(2) As noted above, shares of the Portfolios  generally are purchased through variable insurance  products.  The Trust has entered into arrangements  with the issuers of the  variable  insurance  products  offering the  Portfolios  under which the Trust  compensates  the issuers  for  providing  ongoing  services  to  Portfolio  shareholders  in lieu of the  Trust  providing  such  services  directly  to shareholders.  Amounts paid under these  arrangements are included under "Other  Expenses".  See this Prospectus  under  "Management of the Trust - - Distribution Plans" for more information.
(3) The  Portfolios'  total actual annual  operating  expenses for the year ended  December 31, 2003 were less than the amount shown in the table due to fee waivers,  reimbursement of expenses and expense offset  arrangements.  These waivers,  reimbursements,  and offset arrangements are voluntary and may be terminated by American Skandia Investment  Services,  Inc. and Prudential  Investments LLC at any
time.  After accounting for the waivers,  reimbursements  and offset  arrangements,  the Portfolio's  actual annual operating  expenses were as follows:  AST William Blair  International  Growth:  1.24%; AST Goldman Sachs Concentrated  Growth:  1.06%; AST Alliance Growth
and Income:  0.97%;  AST PIMCO Total Return Bond:  0.78%.  Effective May 1, 2004, the Investment  Managers have  voluntarily  agreed to waive a portion of their fee equal to .05% of the average daily net assets of the AST Hotchkis & Wiley  Large-Cap Value  Portfolio.  If
such waiver had been in place at year-end, the Portfolio's actual annual operating expenses would have been 0.93%.

EXPENSE EXAMPLES:

         These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated.  The Examples also assume that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that no expense waivers and reimbursements are in effect.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST William Blair International Growth               136               425               734              1,613
AST State Street Research Small-Cap Growth           122               381               660              1,455
AST Neuberger Berman Mid-Cap Growth                  119               372               644              1,420
AST Goldman Sachs Concentrated Growth                115               359               622              1,375
AST Hotchkis & Wiley Large-Cap Value                 100               312               542              1,201
AST Alliance Growth and Income                       101               315               547              1,213
AST T. Rowe Price Asset Allocation                   114               356               617              1,363
AST PIMCO Total Return Bond                           82               255               444                990
AST PIMCO Limited Maturity Bond                       84               262               455              1,014

INVESTMENT OBJECTIVES AND POLICIES:

..........The investment  objective,  policies and limitations for each of the Portfolios are described  below.  While certain  policies apply to all Portfolios,  generally each Portfolio has a different  investment  objective and investment focus. As a result, the risks, opportunities  and returns of investing in each  Portfolio  will  differ.  The  investment  objectives  and policies of the  Portfolios generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

..........There can be no assurance  that the investment  objective of any Portfolio  will be achieved.  Risks relating to certain types of securities  and  instruments in which the  Portfolios  may invest are described in this  Prospectus  under "Certain Risk Factors and
Investment Methods."

..........If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in securities of issuers that are economically  tied to countries other than the United States.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

      The Portfolio  pursues its objective  primarily  through  investments in equity  securities of issuers located outside the United
States.  Equity  securities  include common stocks,  preferred  stocks,  warrants and securities  convertible  into or exchangeable for common or preferred  stocks.  The Portfolio has the  flexibility to invest on a worldwide basis in companies and  organizations  of any size, regardless of country of organization or place of principal business activity.

         Under normal  circumstances,  the Portfolio primarily invests in securities of issuers from at least five different countries, excluding the United States.  Although the Portfolio  intends to invest  substantially all of its assets in issuers located outside the
United  States,  it may at times invest in U.S.  issuers and it may at times  invest all of its assets in fewer than five  countries or even a single country.

         The Portfolio invests primarily in companies  selected for their growth potential.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments for the Portfolio.  In other words, the Sub-advisor seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large,  regardless of where the companies are organized or where they primarily  conduct  business.  Although themes may emerge in the Portfolio,  securities are generally  selected  without regard to any defined allocation among countries,  geographic regions or industry sectors, or other similar selection  procedure.  Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

         As with any fund investing  primarily in equity  securities,  the  fundamental  risk associated with the Portfolio is the risk that the value of the equity  securities  it holds might  decrease.  Stock  values may  fluctuate in response to the  activities  of an individual  company or in response to general market and/or  economic  conditions.  As a fund that invests  primarily in the securities of foreign  issuers,  the risk  associated  with the Portfolio may be greater than a fund investing  primarily in domestic  securities.
For a further  discussion of the risks involved in investing in foreign  securities,  see this  Prospectus  under "Certain Risk Factors and Investment  Methods." In addition,  the Portfolio may invest to some degree in smaller or newer  issuers,  which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made. To a limited  extent,  the Portfolio may purchase  securities in  anticipation  of relatively  short-term price  gains.  The  Portfolio  may also sell one  security  and  simultaneously  purchase  the same or a  comparable  security  to take advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The Portfolio may invest in "special  situations"  from time to time. A special  situation  arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  issuer will be recognized and increase in value due to a specific development  with  respect to that  issuer.  Developments  creating a special  situation  might  include a new  product or  process,  a technological  breakthrough,  a management change or other extraordinary corporate event, or differences in market supply of and demand for the  security.  Investment  in  special  situations  may  carry  an  additional  risk of loss in the  event  that  the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in debt  securities,  including bonds rated below investment grade ("junk" bonds), mortgage and  asset-backed  securities and zero coupon,  pay-in-kind  and step coupon  securities  (securities  that do not, or may not under certain circumstances, make regular interest payments).

         The  Portfolio  may make short sales  "against the box." In  addition,  the  Portfolio  may invest in the  following  types of securities and engage in the following investment techniques:

         Futures,  Options and Other Derivative  Instruments.  The Portfolio may enter into futures contracts on securities,  financial indices and foreign  currencies and options on such contracts and may invest in options on  securities,  financial  indices and foreign currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively  "derivative  instruments").  The
Portfolio  intends  to use most  derivative  instruments  primarily  to hedge  the value of its  portfolio  against  potential  adverse movements  in  securities  prices,  foreign  currency  markets or interest  rates.  To a limited  extent,  the  Portfolio  may also use derivative  instruments for non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging techniques,  including forward currency contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The  Portfolio  may invest in  indexed/structured  securities,  which  typically  are short- to intermediate-term  debt  securities  whose  value at  maturity  or  interest  rate is  linked to  currencies,  interest  rates,  equity securities,  indices,  commodity  prices  or other  financial  indicators.  Such  securities  may offer  growth  potential  because  of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more  information on the types of securities and  instruments in which the Portfolio may invest and their risks,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the Sub-advisor is otherwise unable to locate favorable investment  opportunities,  the Portfolio's investments may be hedged to a greater  degree  and/or its cash or similar  investments  may  increase.  In other  words,  the  Portfolio  does not always  stay fully invested in stocks and bonds. The Portfolio's cash and similar  investments may include  high-grade  commercial paper,  certificates of deposit,  repurchase  agreements  and money market funds managed by the  Sub-advisor.  While the Portfolio is in a defensive  position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

AST STATE STREET RESEARCH SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio  (formerly,  the AST PBHG  Small-Cap  Growth  Portfolio) is capital growth.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.

         The  Portfolio  normally  pursues its  objective by investing  primarily in the common stocks of  small-sized  companies.  For purposes  of the  Portfolio,  small-sized  companies  are  generally  those  that have  market  capitalizations  similar  to the market capitalizations  of the  companies  in the Russell  2000(R)Growth  Index at the time of the  Portfolio's  investment.  The  Sub-advisor expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1 billion at the time of purchase.  The size of the  companies in the Russell  2000(R)Growth  Index and those on which the  Sub-advisor  intends to focus the
Portfolio's investments will change with market conditions.

         The  Sub-Advisor  believes that  discipline and  consistency  are important to long-term  investment  success.  This belief is reflected in its investment process.  For this Portfolio,  the Sub-Advisor uses a fundamental and quantitative  investment process that is extremely  focused on business  momentum,  as  demonstrated  by such things as earnings or revenue and sales  growth.  Using its own fundamental  research and bottom-up  approach to investing,  the Sub-Advisor also identifies those companies which are currently out of favor in the market place but have the potential to achieve  significant  appreciation as the market place recognizes their fundamental value and their growth  potential.  The  Sub-Advisor  begins its  investment  process by creating a universe for companies that possess the growth  characteristics  it seeks.  The universe is continually  updated.  The Sub-Advisor  then ranks each company in its universe using proprietary  software and research models that incorporate  attributes for successful  growth like positive  earnings  surprises, upward earnings  estimate  revisions and  accelerating  sales and earnings  growth.  The  Sub-Advisor  will also review its universe to identify  companies which possess growth  attributes but whose growth  potential and fundamental  value have not been recognized by the market and whose stock may be considered  underpriced using certain financial  measurements such as its earning power vs. current stock price, its dividend income potential,  its  price-to-earnings  ratio vs. similar  companies,  its competitive  advantages like brand or market niche,  its management team and its current and future business  prospects.  Finally,  using its own fundamental  research and a bottom-up  approach to investing,  the  Sub-Advisor  evaluates each company's  business  momentum to determine  whether the company can sustain its  current  growth  trend,  or if the company is  currently  out of market  favor,  whether it has the  potential  to achieve significant appreciation as the marketplace recognizes its growth potential and fundamental value.

         The  Sub-Advisor's  decision  to sell a  security  depends on many  factors.  Generally  speaking,  however,  the  Sub-Advisor considers  selling a security when  anticipated  future  appreciation is no longer  probable,  alternative  investments  offer superior appreciation  prospects,  the risk of a  decline  in its  market  price  is too  great  or a  deterioration  in  business  momentum  or fundamentals occurs or is expected by the Sub-advisor to occur.

         Because the Portfolio  invests  primarily in common  stocks,  the primary risk of investing in the Portfolio is that the value of the stocks it holds  might  decrease  and you could lose money.  The prices of the  securities  in the  Portfolios  will  fluctuate.
These price movements may occur because of changes in the financial  markets as a whole, a company's  individual  situation or industry changes.  These risks are greater for companies  with smaller  market  capitalizations  because they tend to have more limited  product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Portfolio  may invest to a lesser degree in types of securities  other than common  stocks,  including  preferred  stocks, warrants, and convertible securities.

In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Portfolio may invest up to 15% of its total assets in foreign  securities.  The Portfolio may invest directly in foreign  securities  denominated  in foreign  currencies,  or may invest  through  depositary  receipts or passive  foreign investment  companies.  Generally,  the  same  criteria  are  used to  select  foreign  securities  as  domestic  securities.  American
Depository  Receipts and foreign  issuers traded in the United States are not considered to be Foreign  Securities for purposes of this investment limitation.

         Futures,  Options and Other Derivative  Instruments.  The Portfolio may enter into futures contracts on securities,  financial indices and foreign  currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively  "derivative  instruments").  The
Portfolio  may use  derivative  instruments  to hedge the value of its  portfolio  against  potential  adverse  movements in securities prices, currency exchange rates or interest rates.

         For more  information  on the types of  securities  other than  common  stocks in which the  Portfolio  may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the Sub-advisor is otherwise unable to locate favorable investment  opportunities,  the Portfolio's investments may be hedged to a greater  degree  and/or its cash or similar  investments  may  increase.  In other  words,  the  Portfolio  does not always  stay fully invested in stocks and other  equity  securities.  The  Portfolio's  cash and similar  investments  may include  high-grade  commercial paper,  certificates  of deposit,  repurchase  agreements  and money  market  funds  managed by the  Sub-advisor  or others.  While the
Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

ASt Neuberger Berman Mid-Cap Growth portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in common stocks  mid-capitalization  companies.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.

         Generally,  companies with equity market  capitalizations that fall within the range of the Russell Mid-Cap(R)Index at the time of  investment  are  considered  mid-cap  companies  for  purposes  of the  Portfolio.  As of December  31,  2003,  the average  market capitalization  of the  companies  in the  Russell  Mid-Cap(R)Index was $4.3  billion  and the median  market  capitalization  was $3.3 billion.  The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

         The  Sub-advisor  employs a disciplined  investment  strategy when selecting  growth stocks.  Using  fundamental  research and quantitative  analysis,  the Sub-advisor  looks for fast-growing  companies with above average sales and competitive  returns on equity relative to their peers. In doing so, the  Sub-advisor  analyzes such factors as:  financial  condition (such as debt to equity ratio);
market share and competitive  leadership of the company's  products;  earnings growth relative to competitors;  and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

         The Sub-advisor  follows a disciplined  selling strategy,  and may sell a stock when it fails to perform as expected,  or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform  other types of stocks when the market or the economy is not robust,  or fall in price or be difficult to sell during  market  downturns.  In addition, the Portfolio's  growth  investment  program will generally  involve greater risk and price  fluctuation than funds that invest in more undervalued  securities.  Because  the  prices  of  growth  stocks  tend to be based  largely  on  future  expectations,  these  stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although  equity  securities  are  normally  the  Portfolio's  primary  investments,  it may  invest in  preferred  stocks and convertible  securities,  as well as the types of securities  described below.  Additional  information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Portfolio may also invest in investment grade fixed income or debt  securities.  If the quality of any fixed income  securities held by the Portfolio  deteriorates  so that they are no longer  investment  grade,  the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

         Foreign  Securities.  The  Portfolio  may  invest  up to 10% of the  value  of its  total  assets,  measured  at the  time  of investment,  in equity and debt  securities  that are  denominated in foreign  currencies.  There is no limitation on the percentage of the  Portfolio's  assets that may be invested in securities of foreign  companies that are  denominated in U.S.  dollars.  In addition, the Portfolio  may enter into foreign  currency  transactions,  including  forward  foreign  currency  contracts and options on foreign currencies,  to manage currency risks, to facilitate transactions in foreign securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The  Portfolio  may try to reduce the risk of  securities  price or exchange  rate changes  (hedge) or generate income by writing  (selling) covered call options against  securities held in its portfolio,  and may purchase call options in related closing transactions.

         Real Estate  Investment  Trusts  (REITs).  The  Portfolio  may invest in REITs.  REITs are pooled  investment  vehicles  which invest  primarily in real estate or real estate loans.  Additional  information  about these  investments  and the special risk factors that apply to them is included in this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other conditions,  it may temporarily  depart from its objective of capital growth and invest substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  growth of  capital in a manner  consistent  with the preservation  of  capital.  Realization  of income  is not a  significant  investment  consideration  and any  income  realized  on the
Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The  Portfolio  will pursue its  objective by investing  primarily in equity  securities.  Equity  securities  include  common stocks,  preferred  securities,  warrants and securities  convertible into or exchangeable for common or preferred stocks.  Investments will be in companies that the Sub-advisor  believes have potential to achieve capital  appreciation  over the long-term.  The Portfolio seeks to achieve its  investment  objective by  investing,  under normal  circumstances,  in  approximately  30-45  companies  that are considered by the Sub-advisor to be positioned for long-term growth.

         Because the Portfolio invests a substantial  portion (or all) of its assets in equity securities,  the Portfolio is subject to the risks  associated with investments in equity  securities,  and the Portfolio's  share price therefore may fluctuate  substantially.
This is true despite the Portfolio's  focus on the securities of larger  more-established  companies.  The Portfolio's share price will be affected by changes in the stock  markets  generally,  and  factors  specific to a company or an industry  will affect the prices of particular stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  major litigation against an issuer, or changes in  government  regulations  affecting  an  industry).  Because of the types of  securities  it invests  in, the  Portfolio  is designed for those who are investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations" from time to time. A "special  situation" arises when, in the opinion of the  Sub-advisor,  the  securities  of a  particular  company will be  recognized  and  appreciate  in value due to a specific development,  such as a technological  breakthrough,  management change or new product at that company. Investment in "special situations"  carries an additional  risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

         Non-diversified  Status.  The Portfolio is  "non-diversified"  under the Investment Company Act of 1940 and may invest a large percentage of its assets in few issuers than "diversified"  mutual funds.  Therefore,  the Portfolio may be more susceptible to adverse developments  affecting  any single  issuer held in its  portfolio,  and may be more  susceptible  to greater  losses  because of these developments.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in equity  securities,  the Portfolio may also invest to a lesser degree in debt securities when the Portfolio  perceives an opportunity  for capital growth from such  securities.  The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its  assets in zero  coupon,  pay-in-kind  and step  coupon  securities  (securities  that do not,  or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales  "against the box." In addition,  the Portfolio may invest in the following  types of securities and engage in the following investment techniques:

         Foreign  Securities.  The  Portfolio  may also  purchase  securities of foreign  issuers,  including  foreign  equity and debt securities  and  depositary  receipts.  Foreign  securities  are selected  primarily on a  stock-by-stock  basis without  regard to any defined  allocation  among  countries or  geographic  regions.  No more than 25% of the  Portfolio's  assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures,  Options and Other Derivative  Instruments.  The Portfolio may enter into futures contracts on securities,  financial indices and foreign  currencies and options on such contracts and may invest in options on  securities,  financial  indices and foreign currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively  "derivative  instruments").  The
Portfolio  intends  to use most  derivative  instruments  primarily  to hedge  the value of its  portfolio  against  potential  adverse movements  in  securities  prices,  foreign  currency  markets or interest  rates.  To a limited  extent,  the  Portfolio  may also use derivative  instruments for non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including forward foreign currency exchange  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information  on the types of  securities  other than  common  stocks in which the  Portfolio  may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Portfolio's  cash position  without  limitation when the Sub-advisor is of the opinion  that  appropriate  investment  opportunities  for capital  growth with  desirable  risk/reward  characteristics  are unavailable.  Cash and similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will  include high-grade commercial paper,  certificates of deposit,  repurchase agreements and money market funds managed by the Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST INVESCO  Capital  Income  Portfolio) is to seek current income and long-term growth of income, as well as capital appreciation.

Principal Investment Policies and Risks:

         The  Portfolio  seeks to achieve its  objective  by investing at least 80% of its net assets plus  borrowings  for  investment purposes  in common  stocks of large cap U.S.  companies.  The  Sub-advisor  considers  large cap  companies  to be those  with  market capitalizations  like those found in the Russell 1000 Index. Market  capitalization  range of the Index changes  constantly,  but as of
June 30, 2003,  the range was from $1.2 billion to $287 billion.  Market  capitalization  is measured at the time of initial  purchase.
Some of these securities may be acquired in IPOs.  Normally,  the Portfolio  invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market.  Payout yield is defined as dividend yield plus net share repurchases.

         In addition to these  principal  investments,  the Portfolio  can invest up to 20% of its total assets in foreign  securities.
It also may invest in stocks that don't pay dividends,  but have growth potential  unrecognized by the market or changes in business or management that indicate growth potential.

Temporary Investments:

         In periods of uncertain market and economic  conditions,  the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective may be limited.

AST Alliance GROWTH AND INCOME Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is long-term  growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Portfolio normally will invest in common stocks (and securities convertible into common stocks).

         The  Sub-advisor  will  take a  value-oriented  approach,  in that it will  try to keep the  Portfolio's  assets  invested  in securities that are selling at reasonable  valuations in relation to their fundamental  business prospects.  In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

         In seeking to achieve its  objective,  the Portfolio  invests  primarily in the equity  securities of U.S.  companies that the
Sub-advisor  believes are  undervalued.  The Sub-advisor  believes that,  over time,  stock prices (of companies in which the Portfolio invests) will come to reflect the companies'  intrinsic  economic  values.  The Sub-advisor  uses a disciplined  investment  process to evaluate the companies in its  extensive  research  universe.  Through this process,  the  Sub-advisor  seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

         The  Sub-advisor's  analysts  prepare  their own  earnings  estimates  and  financial  models for each company  followed.  The
Sub-advisor  employs these models to identify  equity  securities  whose  current  market prices do not reflect what it considers to be their intrinsic  economic value. In determining a company's  intrinsic  economic value, the Sub-advisor  takes into account any factors it believes bear on the ability of the company to perform in the future,  including earnings growth,  prospective cash flows,  dividend growth and growth in book value.  The Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative  order of  disparity  between  their stock  prices and their  intrinsic  economic  values,  with  companies  with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

Other Investments:

         The Portfolio,  in addition to investing in common stocks and  convertible  securities,  may write covered call options listed on domestic  securities  exchanges with respect to securities in the  Portfolio.  It is not intended for the Portfolio to write covered call options with respect to securities  with an aggregate  market value of more than 10% of the  Portfolio's net assets at the time an option is written.  The Portfolio also may purchase and sell forward and futures  contracts and related  options for hedging  purposes.
The Portfolio may also invest up to 10% of its net assets (at the time of  investment)  in foreign  securities,  and invest in straight bonds and other debt securities.

         Temporary  Investments.  The Portfolio may invest in short-term debt and other high quality fixed-income  securities to create reserve purchasing power and also for temporary  defensive purposes.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective may be limited.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek a high level of total return by investing  primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:

         The  Portfolio  normally  invests  approximately  60% of its  total  assets  in  equity  securities  and 40% in  fixed  income securities.  This mix may vary over shorter time  periods;  the equity  portion may range between  50-70% and the fixed income  portion between 30-50%.

         The Sub-advisor  concentrates  common stock investments in larger, more established  companies,  but the Portfolio may include small and  medium-sized  companies with good growth  prospects.  The  Portfolio's  exposure to smaller  companies is not expected to be substantial,  and will not  constitute  more than 30% of the equity  portion of the  Portfolio.  Up to 35% of the equity portion may be invested in foreign  (non-U.S.  dollar  denominated)  equity  securities.  The fixed income  portion of the Portfolio will be allocated among investment grade securities  (50-100% of the fixed income  portion);  high yield or "junk" bonds (up to 30%);  foreign  (non-U.S.
dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

         The  precise mix of equity and fixed  income  investments  will depend on the  Sub-advisor's  outlook  for the  markets.  When deciding upon asset  allocations,  the Sub-advisor may favor fixed income securities if the economy is expected to slow sufficiently to hurt  corporate  profit  growth.  The opposite may be true when strong  economic  growth is expected.  The  Portfolio's  investments in foreign equity and debt  securities  are intended to provide  additional  diversification,  and the  Sub-advisor  will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

         Securities  may be sold for a variety of reasons,  such as to effect a change in asset  allocation,  to secure  gains or limit losses, or to re-deploy assets to more promising opportunities.

         As a fund that invests both in equity and fixed income  securities,  the  Portfolio  risk of loss and share price  fluctuation
(and  potential  for gain) will tend to be less than funds  investing  primarily  in equity  securities  and more than funds  investing primarily in fixed income securities.  Of course, both equity and fixed income securities may decline in value.

         Equity  securities may decline  because the stock market as a whole declines,  or because of reasons  specific to the company, such as  disappointing  earnings  or  changes  in its  competitive  environment.  The  Portfolio's  level of risk  will  increase  if a significant  portion of the  Portfolio is invested in  securities  of small-cap  companies.  Like other fixed income  funds,  the fixed income  portion  of the  Portfolio  is  subject  to changes in market  interest  rates and  changes in the credit  quality of  specific issuers.  Because  of the  Portfolio's  focus on fixed  income  securities  with  intermediate  to long  maturities,  changes in market interest  rates may cause  substantial  declines in the  Portfolio's  share price.  The  Portfolio's  level of risk will  increase if a significant  portion of the  Portfolio is invested in  lower-rated  high yield bonds or in foreign  securities.  Because a  significant portion of the Portfolio's fixed income investments may be in mortgage-related  and asset-backed  securities,  this could add increased volatility and carry special risks in the event of declining  interest rates which would cause  prepayments to increase,  and the value of the securities to decrease.

         Equity Securities.  When selecting  particular stocks to purchase,  the Sub-advisor will examine relative values and prospects among growth and value-oriented  stocks,  domestic and international  stocks, and small-to large-cap stocks.  Domestic stocks are drawn from the overall  U.S.  market  while  international  equities  are selected  primarily  from large  companies in developed  countries.
Investments in non-U.S.  dollar denominated stocks may be made solely for capital  appreciation or solely for income or any combination of both for the purpose of achieving a higher overall  return.  Stocks of companies in developing  countries may also be included.  The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

         Investments in small  companies  involve both higher risk and greater  potential for  appreciation.  These  companies may have limited product lines,  markets and financial  resources,  or they may be dependent on a small or  inexperienced  management  group. In addition, their securities may trade less frequently and move more abruptly than securities of larger companies.
         Fixed Income  Securities.  Bond  investments  are  primarily  investment  grade (top four credit  ratings) and are chosen from across the entire government and corporate bond markets.  A significant  portion of the Portfolio's fixed income  investments may be in mortgage-related  (including  mortgage  dollar  rolls  and  derivatives  such  as  collateralized  mortgage  obligations  and  stripped mortgage-backed  securities) and asset-backed  securities.  While the weighted average maturities of each component of the fixed income portion (i.e.,  investment  grade,  high yield,  etc.) of the Portfolio will differ,  the weighted average maturity of the fixed income portion as a whole (except for the cash reserves  component) is expected to be in the range of 7 to 12 years.  Maturities  will reflect the  sub-advisor's  outlook for interest  rates.  The cash reserves  component will consist of high quality  domestic and foreign money market instruments, including money market funds managed by the Sub-advisor.

Other Investments:

         The  Portfolio  may enter into stock index,  interest  rate or currency  futures  contracts  (or options  thereon) for hedging purposes or to provide an efficient  means of  adjusting  the  Portfolio's  exposure to the equity  markets.  The  Portfolio  may write covered call options and purchase put and call options on foreign  currencies,  securities,  and financial  indices.  The Portfolio may invest up to 10% of its total assets in hybrid instruments,  which combine the characteristics of futures,  options and securities.  To the extent the Portfolio uses these  investments,  it will be exposed to additional  volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

         For an additional  discussion of these other  investments and their risks, see this Prospectus under "Certain Risk Factors and
Investment Methods."

         Temporary  Investments.  As noted above,  up to 20% of the fixed income portion of the Portfolio  normally may consist of cash reserves  including  repurchase  agreements.  In addition,  the Portfolio may maintain cash reserves  without  limitation for temporary defensive  purposes.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment  objective of a high level of total return may be limited.  Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed  income  securities.  The 80%  investment  requirement  applies at the time the  Portfolio  invests its  assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
o        derivative instruments, including swap agreements; and
o        obligations of international agencies or supranational entities.

         Portfolio  holdings will be  concentrated  in areas of the bond market (based on quality,  sector,  interest rate or maturity)
that the Sub-advisor  believes to be relatively  undervalued.  In selecting  fixed income  securities,  the  Sub-advisor  uses economic forecasting,  interest  rate  anticipation,  credit and call risk  analysis,  foreign  currency  exchange rate  forecasting,  and other securities  selection  techniques.  The proportion of the  Portfolio's  assets  committed to investment in securities  with  particular characteristics  (such as  maturity,  type and coupon  rate) will vary based on the  Sub-advisor's  outlook  for the U.S.  and  foreign economies,  the financial  markets,  and other  factors.  The management of duration (a measure of a fixed income  security's  expected life that  incorporates  its yield,  coupon  interest  payments,  final  maturity  and call  features  into one  measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income  securities of varying  maturities.  The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest rates.  The Portfolio may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade  ("junk  bonds") but are rated B or higher by Moody's Investors  Services,  Inc.  ("Moody's") or Standard & Poor's Corporation  ("S&P") (or, if unrated,  determined by the
Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing primarily in fixed income securities such as the
Portfolio is not expected to be as great as that obtained by a portfolio  investing in equity  securities.  At the same time,  the risk and  price  fluctuation  of a fixed  income  fund is  expected  to be less than that of an  equity  portfolio,  so that a fixed  income portfolio is generally  considered to be a more  conservative  investment.  However,  the  Portfolio  can and routinely  does invest in certain complex fixed income  securities  (including  various types of  mortgage-backed  and  asset-backed  securities) and engage in a number of investment  practices (including futures,  options,  swaps and dollar rolls) as described below, that many other fixed income funds do not utilize.  These  investments and practices are designed to increase the Portfolio's  return or hedge its investments,  but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities will change  inversely with changes in market  interest  rates. As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities than for short-term  securities.  Certain  mortgage-backed  and asset-backed  securities  and  derivative  instruments  in which the Portfolio may invest may be  particularly  sensitive to changes in interest  rates.  The  Portfolio  is also  subject  to  credit  risk,  which is the  possibility  that an issuer  of a  security  (or a counterparty  to a derivative  contract)  will default or become unable to meet its  obligation.  Generally,  the lower the rating of a security, the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the investment  practices that the Portfolio will engage in. More information about some of these  investments,  including  futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various types of U.S. Government  securities,  including those that are  supported  by the full faith and credit of the United  States;  those that are  supported  by the right of the  issuing  agency to borrow from the U.S.  Treasury;  those that are  supported  by the  discretionary  authority  of the U.S.  Government  to purchase  the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate  Debt  Securities.  Corporate  debt  securities  include  corporate  bonds,  debentures,  notes  and  other  similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange  rates  between the U.S.  dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income  opportunities  may be unattractive or limited due to insufficient  supply or legal or technical  restrictions.  In such cases,  the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable  and Floating  Rate  Securities.  Variable and floating  rate  securities  provide for a periodic  adjustment  in the interest rate paid on the obligations.  The interest rates on these  securities are tied to other interest rates,  such as money-market indices or Treasury  bill rates,  and reset  periodically.  While these  securities  provide  the  Portfolio  with a certain  degree of protection  against  losses caused by rising  interest  rates,  they will cause the  Portfolio's  interest  income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income securities whose principal value is periodically adjusted according to the rate of  inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on  typical  bonds.  Over the life of the bond,  however,  this  interest  will be paid based on a  principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not guaranteed,  and will fluctuate.  The Portfolio may invest in  inflation-indexed  bonds that do not provide a repayment  guarantee.
While these securities are expected to be protected from long-term  inflationary trends,  short-term increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the  return of  principal  and  payment  of interest is contingent upon the  non-occurrence  of a specific  "trigger" event,  such as a hurricane,  earthquake or other physical or weather-related  phenomenon.  Some  event-linked  bonds are commonly  referred to as "catastrophe  bonds." If the trigger event occurs, the  Portfolio  may lose all or a portion of the amount it invested in the bond.  Event-linked  bonds often provide for an extension of maturity  to process  and audit loss claims  where a trigger  event has,  or possibly  has,  occurred.  An  extension  of maturity  may increase  volatility.  Event-linked bonds may also expose the Portfolio to certain  unanticipated  risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Related  and Other Asset-Backed  Securities.  The Portfolio may invest all of its assets in mortgage-backed and other
asset-backed  securities,   including  collateralized  mortgage  obligations.  The  value  of  some  mortgage-backed  and  asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar Rolls.  In addition to entering into reverse  repurchase  agreements (as described below under  "Certain Risk Factors and  Investment  Methods"),  the Portfolio may also enter into dollar rolls.  In a dollar roll,  the
Portfolio  sells  mortgage-backed  or other  securities  for  delivery in the current  month and  simultaneously  contracts to purchase substantially  similar  securities on a specified  future date.  The Portfolio  forgoes  principal and interest paid on the  securities sold in a dollar roll, but the Portfolio is  compensated  by the difference  between the sales price and the lower price for the future purchase,  as well as by any interest  earned on the proceeds of the securities  sold. The Portfolio also could be compensated  through the receipt of fee income.  Reverse repurchase  agreements and dollar rolls can be viewed as collateralized  borrowings and, like other borrowings,  will tend to exaggerate  fluctuations  in  Portfolio's  share price and may cause the Portfolio to need to sell  portfolio securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The Portfolio may invest up to 20% of its assets in securities  denominated  in foreign  currencies  and may invest  beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.  The  Portfolio may invest up to 10% of its assets in  securities  of issuers based in developing  countries  (as  determined by the  Sub-advisor).  The Portfolio may buy and sell foreign currency futures  contracts and options on foreign  currencies and foreign currency futures  contracts,  and enter into forward foreign  currency  exchange  contracts for the purpose of hedging  currency  exchange risks arising from the Portfolio's  investment or anticipated  investment in securities  denominated in foreign  currencies.  The Funds may also use foreign currency options and foreign currency forward  contracts to increase  exposure to a foreign currency or to shift exposure to foreign currency  fluctuations from one country to another.

         Short  Sales  "Against  the Box." The  Portfolio  may sell  securities  short  "against  the  box." For a  discussion  of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The Portfolio may purchase and write call and put options on securities,  securities  indices and on foreign  currencies.  The Portfolio may invest in interest rate futures  contracts,  stock index futures contracts and foreign currency futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with  respect  to foreign  currencies,  interest  rates and  securities  indices.  The  Portfolio  may use these techniques  to hedge  against  changes in  interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap agreements for the purposes of  attempting to obtain a desired  return at a lower cost than if the  Portfolio  had invested  directly in an instrument that yielded the desired  return.  The  Portfolio  may also enter into  options on swap  agreements.  A swap option is a contract  that gives a counterparty  the right (but not the  obligation) in return for payment of a premium,  to enter into a new swap agreement or to shorten,  extend,  cancel or otherwise  modify an existing swap agreement,  at some  designated  future time on specified  terms.  Swap agreements are two-party  contracts  entered into  primarily by  institutional  investors for periods  ranging from a few weeks to more than one year. In a standard "swap"  transaction,  the two parties agree to exchange the returns (or  differentials in rates of return)
earned or realized on particular  investments  or  instruments.  The returns to be exchanged  between the parties are  calculated  with respect to a "notional  amount," i.e., a specified dollar amount that is  hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap agreements  include interest rate caps,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which, in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified  level or "floor";  and interest rate collars,  under which a party sells a cap and  purchases a floor or vice versa in an attempt to protect  itself  against  interest  rate  movements  exceeding  given minimum or maximum levels.

         The Portfolio may enter into credit  default swap  agreements.  The "buyer" in a credit  default  contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract  provided that no event of default on an underlying  reference obligation  has occurred.  If an event of default  occurs,  the seller must pay the buyer the full notional  value,  or "par value," of the  reference  obligation  in exchange  for the  reference  obligation.  The  Portfolio  may be either the buyer or seller in a credit default swap  transaction.  If the Portfolio is a buyer and no event of default  occurs,  the Portfolio  will lose its  investment  and recover  nothing.  However,  if an event of default  occurs,  the Portfolio (if the buyer) will receive the full notional  value of the reference  obligation  that may have little or no value.  As a seller,  the Portfolio  receives a fixed rate of income  throughout  the term of the contract,  which  typically is between six months and three years,  provided that there is no default event. If an event of default occurs,  the seller must pay the buyer the full notional value of the reference  obligation.  Credit default swap  transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

         Under most swap  agreements  entered  into by the  Portfolio,  the  parties'  obligations  are  determined  on a "net  basis."
Consequently,  the  Portfolio's  obligations  (or rights) under a swap  agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap  agreements  will be successful will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater returns than other  investments.  Moreover,  the Portfolio may not receive the  expected  amount under a swap  agreement if the other party to the  agreement  defaults or becomes  bankrupt.  The swaps market is relatively new and is largely unregulated.

         For purposes of applying the Portfolio's  investment  policies and  restrictions (as stated in this Prospectus and the Trust's
SAI) swap  agreements  are  generally  valued  by the  Portfolios  at  market  value.  In the case of a credit  default  swap sold by a
Portfolio (i.e.,  where the Portfolio is selling credit default  protection),  however,  the Portfolio will generally value the swap at its  notional  amount.  The manner in which  certain  securities  or other  instruments  are valued by the  Portfolios  for purposes of applying  investment  policies  and  restrictions  may differ from the manner in which those  investments  are valued by other types of investors.

         Collateralized  Debt  Obligations.  The Portfolio may invest in  collateralized  debt  obligations  ("CDOs"),  which  includes collateralized bond obligations  ("CBOs"),  collateralized loan obligations  ("CLOs") and other similarly structured  securities.  CBOs and CLOs are types of asset-backed  securities.  A CBO is a trust which is backed by a diversified  pool of high risk, below investment grade fixed  income  securities.  A CLO is a trust  typically  collateralized  by a pool of loans,  which may  include,  among  others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate  corporate loans,  including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs,  the cashflows from the trust are split into two or more portions,  called  tranches,  varying in risk and yield.  The riskiest  portion is the  "equity"  tranche  which bears the bulk of defaults  from the bonds or loans in the trust and serves to protect  the other,  more  senior  tranches  from  default in all but the most severe  circumstances.  Since it is  partially protected  from  defaults,  a senior  tranche from a CBO trust or CLO trust  typically  have higher ratings and lower yields than their underlying  securities,  and can be rated  investment  grade.  Despite the protection from the equity tranche,  CBO or CLO tranches can experience  substantial  losses due to actual defaults,  increased  sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

         The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Trust's SAI (e.g., interest rate risk and default risk),
CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii)
the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed  income  securities.  The 80%  investment  requirement  applies at the time the  Portfolio  invests its  assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
o        obligations of international agencies or supranational entities.

         Portfolio  holdings will be  concentrated  in areas of the bond market (based on quality,  sector,  interest rate or maturity)
that the Sub-advisor  believes to be relatively  undervalued.  In selecting  fixed income  securities,  the  Sub-advisor  uses economic forecasting,  interest  rate  anticipation,  credit and call risk  analysis,  foreign  currency  exchange rate  forecasting,  and other securities  selection  techniques.  The proportion of the  Portfolio's  assets  committed to investment in securities  with  particular characteristics  (such as  maturity,  type and coupon  rate) will vary based on the  Sub-advisor's  outlook  for the U.S.  and  foreign economies,  the financial  markets,  and other  factors.  The management of duration (a measure of a fixed income  security's  expected life that  incorporates  its yield,  coupon  interest  payments,  final  maturity  and call  features  into one  measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income  securities of varying  maturities.  The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the  Sub-advisor's  forecast for interest rates.  The Portfolio may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade  ("junk  bonds") but are rated B or higher by Moody's Investors  Services,  Inc.  ("Moody's") or Standard & Poor's Corporation  ("S&P") (or, if unrated,  determined by the
Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing primarily in fixed income securities such as the
Portfolio is not expected to be as great as that obtained by a portfolio  investing in equity  securities.  At the same time,  the risk and  price  fluctuation  of a fixed  income  fund is  expected  to be less than that of an  equity  portfolio,  so that a fixed  income portfolio is generally  considered to be a more  conservative  investment.  However,  the  Portfolio  can and routinely  does invest in certain complex fixed income  securities  (including  various types of  mortgage-backed  and  asset-backed  securities) and engage in a number of investment  practices  (including futures,  swaps and dollar rolls) as described below, that many other fixed income funds do not utilize.  These  investments  and  practices  are designed to increase the  Portfolio's  return or hedge its  investments,  but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities will change  inversely with changes in market  interest  rates. As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities  than for short-term  securities.  Therefore,  the  Portfolio's share  price is expected to  fluctuate  less than the AST PIMCO Total  Return  Bond  Portfolio,  because its average  duration  will be shorter.  Certain  mortgage-backed  and  asset-backed  securities and  derivative  instruments in which the Portfolio may invest may be particularly  sensitive to changes in interest rates.  The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a  counterparty  to a derivative  contract) will default or become unable to meet its  obligation.  Generally, the lower the rating of a security, the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the investment  practices that the Portfolio will engage in. More information about some of these  investments,  including  futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various types of U.S. Government  securities,  including those that are  supported  by the full faith and credit of the United  States;  those that are  supported  by the right of the  issuing  agency to borrow from the U.S.  Treasury;  those that are  supported  by the  discretionary  authority  of the U.S.  Government  to purchase  the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate  Debt  Securities.  Corporate  debt  securities  include  corporate  bonds,  debentures,  notes  and  other  similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange  rates  between the U.S.  dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income  opportunities  may be unattractive or limited due to insufficient  supply or legal or technical  restrictions.  In such cases,  the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable  and Floating  Rate  Securities.  Variable and floating  rate  securities  provide for a periodic  adjustment  in the interest rate paid on the obligations.  The interest rates on these  securities are tied to other interest rates,  such as money-market indices or Treasury  bill rates,  and reset  periodically.  While these  securities  provide  the  Portfolio  with a certain  degree of protection  against  losses caused by rising  interest  rates,  they will cause the  Portfolio's  interest  income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income securities whose principal value is periodically adjusted according to the rate of  inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on  typical  bonds.  Over the life of the bond,  however,  this  interest  will be paid based on a  principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not guaranteed,  and will fluctuate.  The Portfolio may invest in  inflation-indexed  bonds that do not provide a repayment  guarantee.
While these securities are expected to be protected from long-term  inflationary trends,  short-term increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the  return of  principal  and  payment  of interest is contingent upon the  non-occurrence  of a specific  "trigger" event,  such as a hurricane,  earthquake or other physical or weather-related  phenomenon.  Some  event-linked  bonds are commonly  referred to as "catastrophe  bonds." If the trigger event occurs, the  Portfolio  may lose all or a portion of the amount it invested in the bond.  Event-linked  bonds often provide for an extension of maturity  to process  and audit loss claims  where a trigger  event has,  or possibly  has,  occurred.  An  extension  of maturity  may increase  volatility.  Event-linked bonds may also expose the Portfolio to certain  unanticipated  risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Related  and Other Asset-Backed  Securities.  The Portfolio may invest all of its assets in mortgage-backed and other asset-backed  securities,  including  collateralized mortgage obligations and stripped  mortgage-backed  securities.  The value of some mortgage-backed  and  asset-backed  securities  in which the  Portfolio  invests  may be  particularly  sensitive  to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar Rolls.  In addition to entering into reverse  repurchase  agreements (as described below under  "Certain Risk Factors and  Investment  Methods"),  the Portfolio may also enter into dollar rolls.  In a dollar roll,  the
Portfolio  sells  mortgage-backed  or other  securities  for  delivery in the current  month and  simultaneously  contracts to purchase substantially  similar  securities on a specified  future date.  The Portfolio  forgoes  principal and interest paid on the  securities sold in a dollar roll, but the Portfolio is  compensated  by the difference  between the sales price and the lower price for the future purchase,  as well as by any interest  earned on the proceeds of the securities  sold. The Portfolio also could be compensated  through the receipt of fee income.  Reverse repurchase  agreements and dollar rolls can be viewed as collateralized  borrowings and, like other borrowings,  will tend to exaggerate  fluctuations  in  Portfolio's  share price and may cause the Portfolio to need to sell  portfolio securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The Portfolio may invest up to 20% of its assets in securities  denominated  in foreign  currencies  and may invest  beyond  this limit in U.S.  dollar-denominated  securities  of foreign  issuers.  The  Portfolio  may buy and sell  foreign currency futures  contracts and options on foreign  currencies and foreign currency futures  contracts,  and enter into forward foreign currency exchange  contracts for the purpose of hedging currency exchange risks arising from the Portfolio's  investment or anticipated investment in securities  denominated  in foreign  currencies.  The Funds may also use foreign  currency  options and foreign  currency forward  contracts to increase  exposure to a foreign currency or to shift exposure to foreign currency  fluctuations  from one country to another.

         Short  Sales  "Against  the Box." The  Portfolio  may sell  securities  short  "against  the  box." For a  discussion  of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The Portfolio may purchase and write call and put options on securities,  securities  indices and on foreign  currencies.  The Portfolio may invest in interest rate futures  contracts,  stock index futures contracts and foreign currency futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with  respect  to foreign  currencies,  interest  rates and  securities  indices.  The  Portfolio  may use these techniques  to hedge  against  changes in  interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap agreements for the purposes of  attempting to obtain a desired  return at a lower cost than if the  Portfolio  had invested  directly in an instrument that yielded the desired  return.  The  Portfolio  may also enter into  options on swap  agreements.  A swap option is a contract  that gives a counterparty  the right (but not the  obligation) in return for payment of a premium,  to enter into a new swap agreement or to shorten,  extend,  cancel or otherwise  modify an existing swap agreement,  at some  designated  future time on specified  terms.  Swap agreements are two-party  contracts  entered into  primarily by  institutional  investors for periods  ranging from a few weeks to more than one year. In a standard "swap"  transaction,  the two parties agree to exchange the returns (or  differentials in rates of return)
earned or realized on particular  investments  or  instruments.  The returns to be exchanged  between the parties are  calculated  with respect to a "notional  amount," i.e., a specified dollar amount that is  hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap agreements  include interest rate caps,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which, in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified  level or "floor";  and interest rate collars,  under which a party sells a cap and  purchases a floor or vice versa in an attempt to protect  itself  against  interest  rate  movements  exceeding  given minimum or maximum levels.

         The Portfolio may enter into credit  default swap  agreements.  The "buyer" in a credit  default  contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract  provided that no event of default on an underlying  reference obligation has occurred.  If an event of default occurs,  the seller must pay the buyer the full notional value, or "par value," of the reference  obligation in exchange for the  reference  obligation.  The Portfolio may be either the buyer or seller in a credit  default swap  transaction.  If the Portfolio is a buyer and no event of default  occurs,  the Portfolio  will lose its  investment  and recover nothing.  However,  if an event of default  occurs,  the Portfolio (if the buyer) will receive the full notional value of the reference obligation  that may have little or no value.  As a seller,  the Portfolio  receives a fixed rate of income  throughout the term of the contract,  which  typically  is between six months and three years,  provided  that there is no default  event.  If an event of default occurs,  the seller must pay the buyer the full notional value of the reference  obligation.  Credit default swap transactions  involve greater risks than if the Portfolio had invested in the reference obligation directly.

         Under most swap  agreements  entered  into by the  Portfolio,  the  parties'  obligations  are  determined  on a "net  basis."
Consequently,  the  Portfolio's  obligations  (or rights) under a swap  agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap  agreements  will be successful will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater returns than other  investments.  Moreover,  the Portfolio may not receive the  expected  amount under a swap  agreement if the other party to the  agreement  defaults or becomes  bankrupt.  The swaps market is relatively new and is largely unregulated.

         For purposes of applying the Portfolio's  investment  policies and  restrictions (as stated in this Prospectus and the Trust's
SAI) swap  agreements  are  generally  valued  by the  Portfolios  at  market  value.  In the case of a credit  default  swap sold by a
Portfolio (i.e.,  where the Portfolio is selling credit default  protection),  however,  the Portfolio will generally value the swap at its  notional  amount.  The manner in which  certain  securities  or other  instruments  are valued by the  Portfolios  for purposes of applying  investment  policies  and  restrictions  may differ from the manner in which those  investments  are valued by other types of investors.

         Collateralized  Debt  Obligations.  The Portfolio may invest in  collateralized  debt  obligations  ("CDOs"),  which  includes collateralized bond obligations  ("CBOs"),  collateralized loan obligations  ("CLOs") and other similarly structured  securities.  CBOs and CLOs are types of asset-backed  securities.  A CBO is a trust which is backed by a diversified  pool of high risk, below investment grade fixed  income  securities.  A CLO is a trust  typically  collateralized  by a pool of loans,  which may  include,  among  others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate  corporate loans,  including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs,  the cashflows from the trust are split into two or more portions,  called  tranches,  varying in risk and yield.  The riskiest  portion is the  "equity"  tranche  which bears the bulk of defaults  from the bonds or loans in the trust and serves to protect  the other,  more  senior  tranches  from  default in all but the most severe  circumstances.  Since it is  partially protected  from  defaults,  a senior  tranche from a CBO trust or CLO trust  typically  have higher ratings and lower yields than their underlying  securities,  and can be rated  investment  grade.  Despite the protection from the equity tranche,  CBO or CLO tranches can experience  substantial  losses due to actual defaults,  increased  sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend  largely on the type of the  collateral  securities and the class of the CDO in which a
Fund invests.  Normally,  CBOs, CLOs and other CDOs are privately  offered and sold, and thus, are not registered  under the securities laws.  As a result,  investments  in CDOs may be  characterized  by the  Portfolios  as illiquid  securities,  however an active dealer market may exist for CDOs  allowing a CDO to qualify  for Rule 144A  transactions.  In  addition to the normal  risks  associated  with fixed income securities  discussed  elsewhere in this Prospectus and the Trust's SAI (e.g.,  interest rate risk and default risk), CDOs carry additional risks including,  but are not limited to: (i) the possibility that distributions  from collateral  securities will not be adequate  to make  interest  or other  payments;  (ii) the  quality of the  collateral  may  decline in value or default;  (iii) the
Portfolio may invest in CDOs that are  subordinate  to other classes;  and (iv) the complex  structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

PORTFOLIO TURNOVER:

         Each  Portfolio  may sell its  portfolio  securities,  regardless  of the  length of time that  they  have been  held,  if the
Sub-advisor  and/or  the  Investment  Manager  determines  that it  would  be in the  Portfolio's  best  interest  to do so.  It may be appropriate to buy or sell portfolio  securities due to economic,  market,  or other factors that are not within the  Sub-advisor's  or
Investment  Manager's  control.  Such transactions  will increase a Portfolio's  "portfolio  turnover." A 100% portfolio  turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

         Although  turnover  rates may vary  substantially  from year to year,  the following  Portfolios  had annual rates of turnover exceeding 100% as of December 31, 2003:

         AST State Street Research Small-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Growth Portfolio
         AST Hotchkis & Wiley Large-Cap Value Portfolio

         A high rate of portfolio turnover involves  correspondingly  higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

..........The net asset value per share ("NAV") of each  Portfolio is  determined as of the time of the close of regular  trading on the
New York Stock  Exchange (the "NYSE")  (which is normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for business.  NAV is  determined  by dividing  the value of a  Portfolio's  total  assets,  less any  liabilities,  by the number of total shares of that
Portfolio  outstanding.  In general,  the assets of each Portfolio are valued on the basis of market  quotations.  However,  in certain circumstances  where market  quotations are not readily  available or are believed to be inaccurate,  assets are valued by methods that are believed to accurately  reflect their fair value.  Because NAV is calculated  and purchases may be made only on business  days, and because  securities  traded on foreign  exchanges may trade on other days,  the value of a Portfolio's  investments  may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

..........Purchases of shares of the  Portfolios  may be made only by separate  accounts of  Participating  Insurance  Companies for the purpose of investing assets  attributable to variable annuity contracts and variable life insurance  policies  ("Contractholders"),  or by qualified plans. The separate  accounts of the Participating  Insurance  Companies place orders to purchase and redeem shares of the
Trust based on, among other things,  the amount of premium  payments to be invested and the amount of surrender  and transfer  requests to be effected on that day under the variable annuity  contracts and variable life insurance  policies.  Orders are effected on days on which the NYSE is open for  trading.  Orders  received  before the regular  trading on the NYSE (which is  normally  4:00 P.M.  Eastern
Standard  Time) are effected at the NAV  determined  as of the NYSE close on that same day.  Orders  received  after the NYSE close are effected at the NAV  calculated  the next business  day.  Payment for  redemptions  will be made within seven days after the request is received.  The  Trust  does not  assess  any  transaction  or other  surrender  fees,  either  when it  sells  or when it  redeems  its securities.  However,  surrender charges,  mortality and expense risk fees and other charges may be assessed by Participating Insurance
Companies  under the  variable  annuity  contracts or variable  life  insurance  policies.  Please  refer to the  prospectuses  for the variable annuity contracts and variable insurance policies for further information on these fees.

         The  Portfolios  offered by the Trust are not designed to provide  Contractholders  with a means of  speculating on short-term market  movements.  Frequent trading by  Contractholders  may, under certain  circumstances,  disrupt the management of the Portfolios, negatively affect the Portfolios'  performance and increase  transaction  costs for all  Contractholders.  The Participating  Insurance
Companies  maintain  the  individual  Contractholder  records  and  submit  to the  Portfolios  only  aggregate  orders  combining  the transactions of many  Contractholders.  The Portfolios themselves generally cannot monitor trading by particular  Contractholders.  The vast  majority of the assets of the  Portfolios  are held in separate  accounts of the  American  Skandia  Life  Assurance  Corporation
("ASLAC"),  which imposes  restrictions on transfers by its  Contractholders.  For more  information  about the limits,  please see the prospectus for your variable contract or contact your insurance company.

..........As of the date of this Prospectus,  American Skandia Life Assurance  Corporation ("ASLAC") and Kemper Investors Life Insurance
Company are the only  Participating  Insurance  Companies.  Certain  conflicts of interest may arise as a result of  investment  in the
Trust by various insurance  companies for the benefit of their  Contractholders  and by various qualified plans.  These conflicts could arise  because of  differences  in the tax  treatment  of the  various  investors,  because of actions of the  Participating  Insurance
Companies  and/or the qualified plans, or other reasons.  The Trust does not currently  expect that any material  conflicts of interest will arise.  Nevertheless,  the Trustees  intend to monitor  events in order to identify any material  irreconcilable  conflicts and to determine  what  action,  if any,  should be taken in  response  to such  conflicts.  Should any  conflict  arise that would  require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Managers:  ASISI, One Corporate Drive, Shelton,  Connecticut,  has served as Investment Manager to the Trust since 1992, and serves as co-investment  manager to a total of 60 investment company portfolios  (including the Portfolios of the Trust).  ASISI serves as co-manager of the Trust along with  Prudential  Investments  LLC ("PI") (each an "Investment  Manager" and together the  "Investment
Managers").  PI is located at Gateway Center Three, 100 Mulberry Street,  Newark,  New Jersey, and also serves as investment manager to the investment  companies that comprise the Prudential  mutual funds.  As  co-manager,  PI also provides  supervision  and oversight of
ASISI's investment management responsibilities with respect to the Trust.

..........The Trust's Investment Management Agreements,  on behalf of each Portfolio,  with ASISI and PI, (the "Management Agreements"), provide that the  Investment  Managers will furnish each  applicable  Portfolio  with  investment  advice and  administrative  services subject to the  supervision  of the Board of Trustees and in  conformity  with the stated  policies of the  applicable  Portfolio.  The
Investment Managers have engaged Sub-advisors to conduct the investment programs of each Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Managers are  responsible  for monitoring  the activities of the  Sub-advisors  and reporting on such  activities to the Trustees.  The  Investment  Managers must also provide,  or obtain and  supervise,  the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has  obtained an exemption  from the  Securities  and Exchange  Commission  that  permits the  Investment  Managers, subject to approval by the Board of Trustees of the Trust, to change  sub-advisors  for a Portfolio and to enter into new  sub-advisory agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions  granted to other investment  companies  that are organized in a similar  manner as the Trust) is intended to facilitate  the efficient  supervision  and management of the Sub-advisors by the Investment Managers and the Trustees.

Sub-advisors:

         Alliance Capital Management,  L.P.  ("Alliance"),  1345 Avenue of the Americas,  New York, NY 10105, serves as Sub-advisor for the AST Alliance  Growth and Income  Portfolio.  Alliance is a leading  global  investment  adviser  supervising  client  accounts with assets as of December 31, 2003 totaling more than $475 billion.

         Paul  Rissman and Frank Caruso have been  primarily  responsible  for the  management  of the AST  Alliance  Growth and Income
Portfolio  since  Alliance  became the  Portfolio's  Sub-advisor  in May 2000. Mr. Rissman has been Senior Vice President of ACMC since
1994 and has been  associated  with Alliance  since 1989. Mr. Caruso is a Senior Vice  President of ACMC and has been  associated  with
Alliance since 1994.

         Goldman Sachs Asset  Management,  L.P.  ("GSAM"),  is located at 32 Old Slip, New York, New York 10005.  GSAM registered as an investment  advisor in 1990.  GSAM serves as investment  Sub-advisor  for the AST Goldman Sachs  Concentrated  Growth  Portfolio.  GSAM
serves as investment  manager for a wide range of clients including pension funds,  foundations and insurance  companies and individual investors.  GSAM, along with other units of the Investment  Management Division of Goldman Sachs, managed  approximately $375.7 billion in assets as of December 31, 2003.

         The portfolio managers  responsible for the day-to-day  management of the AST Goldman Sachs Concentrated  Growth Portfolio are
  Herbert Ehlers, David Shell, CFA, Steven M. Barry, Gregory H. Ekizian,  CFA, Kenneth Berents,  Ernest C. Segundo, Jr., CFA, Andrew F.
  Pyne, Scott Kolar, CFA and Mark D. Shattan.  Mr. Ehlers began his investment  career in the 1960s and is a Managing  Director/Partner of Goldman,  Sachs & Co. He is the Chief Investment  Officer for the Growth Team. He served as CEP of Liberty  Investment  Management
  ("Liberty")  prior to Goldman Sachs'  acquisition  of Liberty in 1997.  Mr. Ehlers joined  Liberty's  predecessor  firm,  Eagle Asset
  Management,  in 1980. Mr. Shell, Mr. Barry and Mr. Ekizian are Co-Chief  Investment  Officers and senior  portfolio  managers for the
  Growth Team. Mr. Shell served as a senior  portfolio  manager at Liberty prior to Goldman Sachs'  acquisition of Liberty and had been employed by Liberty and its  predecessor  firm since 1987.  Mr.  Ekizian  served as a senior  portfolio  manager at Liberty  prior to
  Goldman  Sachs'  acquisition  of Liberty  and had been  employed  by Liberty and its  predecessor  firm since 1990.  Prior to joining
  Goldman  Sachs in 1999,  Mr. Barry was a portfolio  manager at Alliance  Capital  Management  where he served for eleven  years.  Mr.
  Berents is a senior  portfolio  manager.  Prior to joining Goldman Sachs in 2000, he served for seven years as Managing  Director and
  Director  of  Research  for First  Union  Securities,  Inc.  Mr.  Segundo is a senior  portfolio  manager.  Prior to  Goldman  Sachs'
  acquisition of Liberty,  Mr. Segundo served as a senior  portfolio  manager at Liberty and had been with Liberty and its  predecessor firm since 1992.  Mr. Pyne is a senior  portfolio  manager and joined the firm in 1997. Mr. Kolar is a senior  portfolio  manager and has been with the firm since 1994.  Mr.  Shattan is a senior  portfolio  manager and joined the firm in 1999.  From 1997 to 1999, Mr.
  Shattan was an equity research analyst for Salomon Smith Barney.

         Hotchkis and Wiley  Capital  Management,  LLC  ("Hotchkis  & Wiley"),  725 South  Figueroa  Street,  Suite 3900,  Los Angeles,
California  90017-5439,  serves as the  sub-adviser  for the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio  (formerly,  AST INVESCO
Capital Income Portfolio).  Hotchkis & Wiley is a registered  investment  adviser,  the primary members of which are HWCap Holdings,  a limited  liability  company  whose members are  employees of Hotchkis & Wiley,  and Stephens  Group,  Inc. and  affiliates,  which is a diversified holding company.  As of December 31, 2003, Hotchkis & Wiley managed approximately $9.6 billion in assets.

         Sheldon  Lieberman is responsible for the day-to-day  management of the Portfolio.  Mr.  Lieberman,  a principal and portfolio manager,  joined  Hotchkis & Wiley in 1994.  Mr.  Lieberman has managed the  Portfolio  since  Hotchkis & Wiley became the  Portfolio's sub-adviser in May 2004.

         Neuberger Berman Management Inc. ("NB Management"),  605 Third Avenue,  New York, NY 10158,  serves as Sub-advisor for the AST
Neuberger  Berman  Mid-Cap  Growth  Portfolio.  NB Management and its  predecessor  firms have  specialized in the management of mutual funds since 1950.  Neuberger  Berman,  LLC, an  affiliate  of NB  Management,  acts as a principal  broker in the  purchase and sale of portfolio  securities for the Portfolios for which it serves as Sub-advisor,  and provides NB Management with certain assistance in the management  of the  Portfolios  without added cost to the  Portfolios or ASISI.  NB Management  and its  affiliates  manage  securities accounts,  including  mutual  funds,  that had  approximately  $70.5  billion of assets as of December 31,  2003.  NB  Management  is a subsidiary of Lehman Brothers Holdings Inc.

         The AST Neuberger  Berman  Mid-Cap Growth  Portfolio is managed by a team lead by Jon D. Brorson,  consisting of the following lead  portfolio  managers,  each of whom has managed the Portfolio  since January 2003.  Jon D. Brorson has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment  managers,  where he also had responsibility for investment research,  sales and trading.  Kenneth J. Turek has managed or  co-managed  two equity  mutual funds and other  equity  portfolios  for several  other  investment  managers  since 1985.  Each team member is a Vice  President of NB  Management  and a Managing  Director of
Neuberger Berman, LLC.

         Pacific  Investment  Management  Company LLC ("PIMCO") serves as Sub-advisor for the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited  Maturity Bond  Portfolio.  PIMCO,  located at 840 Newport Center Drive,  Suite 300,  Newport  Beach,  California
92660 is an investment  counseling  firm founded in 1971. As of December 31, 2003,  had  approximately  $373.7  billion of assets under management.

         William H. Gross,  Managing Director,  Chief Investment Officer and founding partner of PIMCO has, since the inception of each portfolio, led a portfolio management team responsible for developing and implementing each portfolio's investment strategy.

         State Street Research and Management Company ("State Street"),  One Financial Center,  Boston,  Massachusetts 02111, serves as
Sub-advisor for the AST State Street Research  Small-Cap  Growth  Portfolio  (formerly,  AST PBHG Small-Cap  Growth  Portfolio).  State
Street  traces its heritage  back to 1924 and the  founding of one of America's  first  mutual  funds.  As of December 31, 2003,  State
Street managed approximately $47.5 billion in assets.

         Tucker Walsh is the lead portfolio  manager and is responsible  for the day-to-day  management of the Portfolio.  Andrew Morey is  portfolio  manager of the  Portfolio.  Mr.  Walsh,  a managing  director,  joined State Street in 1997.  Mr.  Morey,  a senior vice president,  joined State Street in 1995. Mr. Walsh and Mr. Morey have managed the Portfolio  since State Street became the  Portfolio's sub-adviser in May 2004.

         T. Rowe Price Associates,  Inc. ("T. Rowe Price"),  100 East Pratt Street,  Baltimore,  Maryland 21202,  serves as Sub-advisor for the AST T. Rowe Price Asset  Allocation  Portfolio.  T. Rowe Price was  founded in 1937 by the late  Thomas  Rowe Price,  Jr. As of
December 31, 2003,  the firm and its affiliates  managed  approximately  $190 billion for  approximately  eight million  individual and institutional accounts.

         T. Rowe Price  manages each  Portfolio  through an  Investment  Advisory  Committee.  The  Committee  Chairman has  day-to-day
responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.

         The Investment  Advisory  Committee  Chairman for the AST T. Rowe Price Asset  Allocation  Portfolio is Edmund M. Notzon.  Mr.
Notzon joined T. Rowe Price in 1989,  has been managing  investments  since 1991 and has been  Chairman of the  Portfolio's  Investment
Advisory Committee since the Portfolio's inception.

         William Blair & Company,  L.L.C., located at 222 West Adams Street, Chicago,  Illinois 60606, serves as Sub-advisor to the AST
William Blair  International  Growth Portfolio.  Since its founding in 1935, the firm has been dedicated to researching,  financing and investing in high quality growth companies through four primary  divisions:  investment  banking,  sales and trading,  asset management and private capital.  As of December 31, 2003, William Blair managed approximately $17.3 billion in assets.

         The portfolio manager responsible for the day-today  management of the AST William Blair International  Growth Portfolio is W.
George  Greig.  Mr. Greig is a principal of William  Blair and joined the firm in 1996 as an  international  portfolio  manager and has managed the Fund since William Blair became its sub-advisor in November 2002.

Fees and Expenses:

         Investment  Management Fees.  ASISI receives a fee,  payable each month, for the performance of its services.  ASISI pays each
Sub-advisor  a portion of such fee for the  performance  of the  Sub-advisory  services at no  additional  cost to any  Portfolio.  The
Investment  Management fee for each  Portfolio will differ,  reflecting the differing  objectives,  policies and  restrictions  of each
Portfolio.  Each  Portfolio's  fee is accrued daily for the purposes of determining  the sale and redemption  price of the  Portfolio's shares.  The Portfolios do not pay any fee to PI.

         The fees paid to ASISI for the fiscal year ended December 31, 2003,  stated as a percentage of the  Portfolio's  average daily net assets, were as follows:

    Portfolio:                                                                               Annual Rate:
    ----------                                                                               ------------
    AST William Blair International Growth                                                       1.00
    AST State Street Research Small-Cap Growth                                                   0.90
    AST Neuberger Berman Mid-Cap Growth                                                          0.90
    AST Goldman Sachs Concentrated Growth                                                        0.90
    AST Hotchkis & Wiley Large-Cap Value                                                         0.75
    AST Alliance Growth and Income                                                               0.75
    AST T. Rowe Price Asset Allocation                                                           0.85
    AST PIMCO Total Return Bond                                                                  0.65
    AST PIMCO Limited Maturity Bond                                                              0.65

         For more  information  about  investment  management  fees,  including  voluntary fee waivers and the fee rates  applicable at various  asset  levels,  and the fees  payable by ASISI to each of the  Sub-advisors,  please  see the  Trust's  SAI under  "Investment
Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management  fees, each Portfolio pays other expenses,  including costs incurred in connection with the maintenance of its securities law  registrations,  printing and mailing  prospectuses  and statements of additional information to shareholders,  certain office and financial  accounting  services,  taxes or governmental fees,  brokerage  commissions, custodial,  transfer and shareholder  servicing agent costs,  expenses of outside counsel and independent  accountants,  preparation of shareholder  reports and expenses of trustee and shareholder  meetings.  The Trust may also pay Participating  Insurance  Companies for printing  and delivery of certain  documents  (including  prospectuses,  semi-annual  and annual  reports and any proxy  materials)  to holders of variable  annuity  contracts  and variable  life  insurance  policies  whose assets are invested in the Trust as well as for other services.  Currently, each Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

         Distribution  Plan.  The  Trust has  adopted a  Distribution  Plan  (the  "Distribution  Plan")  under  Rule  12b-1  under the
Investment  Company Act of 1940 to permit  American  Skandia  Marketing,  Incorporated  ("ASM") and  Prudential  Investment  Management
Services LLC ("PIMS"),  both affiliates of ASISI and PI (each a "Distributor"  and together the  "Distributors")  to receive  brokerage commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolios.  Under the  Distribution  Plan,  transactions for the purchase and sale of securities for a Portfolio may be directed  to certain  brokers for  execution  ("clearing  brokers")  who have  agreed to pay part of the  brokerage  commissions received on these  transactions to a Distributor for  "introducing"  transactions to the clearing  broker.  In turn, a Distributor will use the brokerage  commissions  received as an introducing broker to pay various  distribution-related  expenses,  such as advertising, printing of sales  materials,  and payments to dealers.  The Portfolios do not pay any separate fees or charges under the  Distribution
Plan, and it is expected that the brokerage commissions paid by a Portfolio will not increase as the result of the Distribution Plan.

TAX MATTERS:

..........Each Portfolio  intends to distribute  substantially  all its net investment  income.  Dividends  from  investment  income are expected  to be declared  and  distributed  annually,  although  the  Trustees  of the Trust may decide to declare  dividends  at other intervals.  Similarly,  any net realized  long- and  short-term  capital gains of each  Portfolio  will be declared and  distributed at least annually  either during or after the close of the Portfolio's  fiscal year.  Distributions  will be made to the various  separate accounts of the Participating  Insurance  Companies and to qualified plans (not to holders of variable  insurance  contracts or to plan participants)  in the form of  additional  shares  (not in cash).  The result is that the  investment  performance  of the  Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

..........Holders of variable  annuity  contracts  or  variable  life  insurance  policies  should  consult  the  prospectuses  of their respective  contracts or policies for information on the federal income tax consequences to such holders,  and plan participants should consult any  applicable  plan  documents for  information on the federal income tax  consequences  to such  participants.  In addition, variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax  consequences of investments in the Trust, including the application of state and local taxes.

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FINANCIAL HIGHLIGHTS:

The financial  highlights table is intended to help you understand the Portfolios'  financial  performance for the past five years (or, for  Portfolios  that have not been in operation  for five years,  since their  inceptions).  Certain  information  reflects  financial results for a single  Portfolio  share.  The total returns in the table  represent the rate that an investor  would have earned or lost in a  Portfolio.  The  information  for the year  ended  December  31,  2003 has been  audited  by KPMG LLP,  the  Trust's  independent auditors.  The periods  presented  through  December 31, 2002 were audited by other auditors.  The report of the independent  auditors, along with the  Portfolios'  financial  statements,  are included in the annual reports of the separate  accounts  funding the variable annuity contracts and variable life insurance  policies,  which are available without charge upon request to the Trust at One Corporate
Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------
                               NET ASSET       NET                                                                        NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                   VALUE
                     PERIOD    BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL          END
PORTFOLIO            ENDED      OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS  OF PERIOD
---------            -----      ---------      ------     -----------   ----------   ------      -----     -------------  ---------

AST William Blair      12/31/03       $7.46      $0.06         $3.04        $2.98     $ --         $ --          $--             $10.44
International          12/31/02       10.39       0.11         (2.71)       (2.60)      (0.33)        --          (0.33)           7.46
Growth***
                       12/31/01       18.72       0.12         (3.73)       (3.61)      (0.82)      (3.90)        (4.72)          10.39
                       12/31/00       25.10      (0.04)        (6.03)       (6.07)      (0.13)      (0.18)        (0.31)          18.72
                       12/31/99       13.74      (0.03)        11.39        11.36       --            --          --              25.10

AST State Street       12/31/03      $10.41     $(0.09)        $4.80        $4.71      $ --         $ --          $ --           $15.12
Research Small-Cap     12/31/02       15.87      (0.13)        (5.33)       (5.46)       --           --            --            10.41
Growth*+               12/31/01       20.30      (0.07)        (1.27)       (1.34)       --         (3.09)        (3.09)          15.87
                       12/31/00       42.61      (0.22)       (18.08)      (18.30)       --         (4.01)        (4.01)          20.30
                       12/31/99       17.61      (0.03)        25.03        25.00        --           --            --            42.61

AST Neuberger Berman   12/31/03      $9.39      $(0.09)       $2.96         $2.87     $ --          $ --          $ --        $12.26
Mid-Cap Growth         12/31/02      13.65       (0.13)       (4.13)        (4.26)      --            --            --          9.39
                       12/31/01      21.63       (0.06)       (5.02)        (5.08)      --            (2.90)      (2.90)        13.65
                       12/31/00      24.03       (0.04)       (1.74)        (1.78)      --            (0.62)      (0.62)        21.63
                       12/31/99      17.26       (0.11)        8.21          8.10       --            (1.33)      (1.33)        24.03

AST Goldman Sachs      12/31/03      $16.71     $(0.05)        $4.25        $4.20     $(0.06)       $ --         $(0.06)       $20.85
Concentrated Growth++  12/31/02       23.97       0.06         (7.18)       (7.12)     (0.14)         --          (0.14)        16.71
                       12/31/01       35.08       0.13        (11.24)      (11.11)       --           --            --          23.97
                       12/31/00       55.21      (0.06)       (15.55)      (15.61)     (0.07)       (4.45)        (4.52)        35.08
                       12/31/99       37.00       0.05         19.65        19.70        --         (1.49)        (1.49)        55.21

AST Alliance           12/31/03      $13.57      $0.14         $4.19        $4.33     $(0.19)     $ --            $(0.19)      $17.71
Growth and Income+++   12/31/02       18.70       0.18         (4.35)       (4.17)     (0.13)       (0.83)         (0.96)       13.57
                       12/31/01       21.38       0.12         (0.15)       (0.03)     (0.19)       (2.46)         (2.65)       18.70
                       12/31/00       23.50       0.19          0.57         0.76      (0.23)       (2.65)         (2.88)       21.38
                       12/31/99       21.68       0.23          3.04         3.27      (0.25)       (1.20)         (1.45)       23.50

---------------------------------------------------------------------------------------------------------------------------------------
(1) Commenced operations on October 18, 1999.
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
*** Prior to November 11, 2002,  the  Portfolio was known as the AST Janus  Overseas  Growth  Portfolio  and Janus  Capital  Management
Served as its Sub-advisor.
*+ From September 17, 2001 to April 29, 2004, the Portfolio was known as the AST PBHG Small-Cap  Growth  Portfolio and Pilgrim Baxter &
Associates,  Ltd. served as its  Sub-advisor.  From January 1, 1999 to September 17, 2001,  Janus Capital  Management LLC served as its
Sub-advisor.  Prior to  January  1,  1999,  Founders  Asset  Management  LLC  served as  Sub-advisor  to the  Portfolio.  State  Street
Research and Management Company has served as Sub-advisor to the Portfolio since May 1, 2004.
++ Prior to November 11, 2002, the Portfolio was known as the AST JanCap Growth  Portfolio and Janus Capital  Management  served as its
Sub-advisor.  Goldman Sachs Asset Management has served as Sub-advisor to the Portfolio since November 11, 2002.
+++Prior to May 1, 2000, Lord,  Abbett & Co. LLC served as Sub-advisor to the AST Alliance Growth and Income Portfolio  (formerly,  the
AST Lord Abbett Growth and Income  Portfolio).  Alliance  Capital  Management L.P. has served as Sub-advisor to the Portfolio since May
1, 2000.
? Amount represents less than a penny per share.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------
                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------

  39.95%          $641,549                   88%                       1.24%                 1.34%                    0.46%
 (25.67%)          318,832                   94%                       1.32%                 1.32%                    0.41%
 (23.55%)          587,377                   74%                       1.24%                 1.24%                    0.64%
 (24.62%)        1,094,019                   75%                       1.18%                 1.19%                   (0.02%)
  82.68%         1,551,045                   76%                       1.23%                 1.23%                   (0.18%)

  45.24%          $338,191                  107%                       1.20%                 1.20%                   (0.65%)
 (34.41%)          254,026                  123%                       1.23%                 1.23%                   (0.74%)
  (6.47%)          494,900                  136%                       1.16%                 1.16%                   (0.51%)
 (48.16%)          592,038                   85%                       1.07%                 1.07%                   (0.54%)
  141.96%        1,443,211                  116%                       1.08%                 1.08%                   (0.46%)

   30.56%         $360,010                  150%                       1.17%                 1.17%                   (0.83%)
  (31.21%)         287,458                  104%                       1.16%                 1.16%                   (0.84%)
  (25.79%)         518,580                  117%                       1.12%                 1.12%                   (0.60%)
   (8.07%)         719,405                  121%                       1.09%                 1.09%                   (0.55%)
   51.37%          394,325                  148%                       1.13%                 1.13%                   (0.71%)

   25.25%       $1,151,200                   21%                       1.06%                 1.13%                   (0.26%)
  (29.84%)       1,147,612                  109%                       1.06%                 1.09%                    0.23%
  (31.67%)       2,452,732                   46%                       1.04%                 1.07%                    0.45%
  (30.97%)       4,262,410                   34%                       1.00%                 1.04%                   (0.13%)
   55.01%        5,923,778                   35%                       1.00%                 1.04%                    0.12%

   32.43%       $1,836,529                   62%                       0.97%                 0.99%                    1.01%
  (23.28%)       1,169,698                   79%                       0.96%                 0.98%                    0.99%
   (0.48%)       1,875,230                  103%                       0.94%                 0.96%                    0.74%
    5.52%        1,595,755                  144%                       1.05%                 1.06%                    0.96%
   16.09%        1,498,306                   69%                       0.92%                 0.94%                    1.09%

---------------------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------

                               NET ASSET       NET                                                                        NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                   VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL          END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS  OF PERIOD
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------  ---------

AST Hotchkis & Wiley   12/31/03      $12.55         $0.24        $2.18       $2.42      $(0.31)       $ --        $(0.31)      $14.66
Large-Cap Value**      12/31/02       15.59          0.30        (2.96)      (2.66)       0.38)         --         (0.38)       12.55
                       12/31/01       17.59          0.34        (1.82)      (1.48)      (0.36)       (0.16)       (0.52)       15.59
                       12/31/00       18.65          0.38         0.32        0.70       (0.36)       (1.40)       (1.76)       17.59
                       12/31/99       17.50          0.36         1.61        1.97       (0.32)       (0.50)       (0.82)       18.65

AST T. Rowe Price      12/31/03      $12.74         $0.24        $2.73       $2.97      $(0.35)      $ --          $(0.35)      $15.36
Asset Allocation       12/31/02       15.05          0.34        (1.76)      (1.42)      (0.39)       (0.50)        (0.89)       12.74
                       12/31/01       18.12          0.41        (1.21)      (0.80)      (0.52)       (1.75)        (2.27)       15.05
                       12/31/00       18.86          0.52        (0.63)      (0.11)      (0.45)       (0.18)        (0.63)       18.12
                       12/31/99       17.47          0.44         1.32        1.76       (0.36)       (0.01)        (0.37)       18.86

AST PIMCO Total        12/31/03     $12.24          $0.35        $0.27       $0.62      $(0.43)      $(0.44)       $(0.87)      $11.99
Return Bond            12/31/02      11.93           0.39         0.66        1.05       (0.52)       (0.22)        (0.74)       12.24
                       12/31/01      11.60           0.56         0.42        0.98       (0.65)         --          (0.65)       11.93
                       12/31/00      10.99           0.65         0.56        1.21       (0.60)         --          (0.60)       11.60
                       12/31/99      12.02           0.58        (0.71)      (0.13)      (0.52)       (0.38)        (0.90)       10.99

AST PIMCO Limited      12/31/03     $11.36          $0.22        $0.14       $0.36      $(0.22)      $(0.13)      $(0.35)       $11.37
Maturity Bond          12/31/02      11.30           0.24         0.43        0.67       (0.47)       (0.14)       (0.61)        11.36
                       12/31/01      11.07           0.50         0.36        0.86       (0.63)         --         (0.63)        11.30
                       12/31/00      10.84           0.68         0.17        0.85       (0.62)         --         (0.62)        11.07
                       12/31/99      11.08           0.59        (0.22)       0.37       (0.61)         --         (0.61)        10.84

---------------------------------------------------------------------------------------------------------------------------------------
 (1) Commenced operations on May 1, 2001.
* Includes  commissions  received by American  Skandia  Marketing,  Inc.  under the Trust's  Distribution  Plan,  as  described in this
Prospectus under "Management of the Trust - Distribution Plan".
** Prior to May 1, 2004, the Portfolio was known as the AST INVESCO  Capital Income  Portfolio and INVESCO Funds Group,  Inc. served as its Sub-advisor.  Hotchkis and Wiley Capital Management, LLC has served as Sub-advisor to the Portfolio since May 1, 2004.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS) TO AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT               NET ASSETS
------             ----------              ----                  -------------         -------------               ----------

   19.94%         $640,112                  100%                       0.98%                 0.98%                    1.50%
  (17.49%)         660,533                   32%                       0.95%                 0.95%                    1.80%
   (8.59%)       1,029,069                   26%                       0.91%                 0.92%                    2.17%
     4.74%       1,173,070                   55%                       0.94%                 0.95%                    2.25%
   11.74%        1,048,064                   76%                       0.93%                 0.93%                    2.10%

   24.02%         $360,152                   94%                       1.12%                 1.12%                    1.84%
   (9.89%)         269,119                  107%                       1.11%                 1.11%                    2.37%
   (4.79%)         332,791                  103%                       1.10%                 1.10%                    2.46%
   (0.48%)         395,375                   43%                       1.08%                 1.08%                    2.64%
   10.28%          447,542                   17%                       1.07%                 1.07%                    2.65%

    5.32%       $2,107,944                  222%                       0.78%                 0.80%                    2.85%
    9.22%        2,255,048                  229%                       0.78%                 0.80%                    3.90%
    8.87%        1,638,346                  343%                       0.79%                 0.81%                    5.02%
   11.57%        1,258,218                  365%                       0.82%                 0.82%                    6.14%
   (1.09%)       1,005,763                  227%                       0.82%                 0.82%                    5.46%

    3.28%       $1,005,924                  208%                       0.82%                 0.82%                    1.74%
    6.21%        1,058,843                  271%                       0.83%                 0.83%                    2.87%
    7.97%          611,197                  445%                       0.83%                 0.83%                    5.10%
    8.43%          417,842                  171%                       0.87%                 0.87%                    6.14%
    3.37%          406,604                  178%                       0.86%                 0.86%                    5.51%

---------------------------------------------------------------------------------------------------------------------------------------

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

..........The following is a description  of certain  securities  and  investment  methods that the Portfolios may invest in or use, and certain of the risks  associated  with such  securities  and  investment  methods.  The primary  investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should refer to that section to obtain  information  about each Portfolio.  In general,  whether a particular  Portfolio may invest in a specific type of security or use an investment  method is described above or in the Trust's SAI under  "Investment  Objectives and Policies." As noted below,  however,  certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

..........To the extent  permitted by the investment  objectives  and policies of a Portfolio,  a Portfolio may invest in securities and other  instruments that are commonly  referred to as  "derivatives."  For instance,  a Portfolio may purchase and write (sell) call and put  options on  securities,  securities  indices and  foreign  currencies,  enter into  futures  contracts  and use options on futures contracts,  and enter into swap agreements with respect to foreign  currencies,  interest rates,  and securities  indices.  In general, derivative  instruments  are  securities  or other  instruments  whose  value is  derived  from or  related  to the value of some other instrument or asset.

..........There are many types of derivatives and many different ways to use them. Some  derivatives and derivative  strategies  involve very little risk,  while others can be extremely  risky and can lead to losses in excess of the amount  invested in the  derivative.  A
Portfolio may use derivatives to hedge against changes in interest rates,  foreign  currency  exchange rates or securities  prices,  to generate  income,  as a low cost method of gaining  exposure to a particular  securities  market  without  investing  directly in those securities, or for other reasons.

..........The use of these  strategies  involves  certain  special  risks,  including  the risk that the price  movements of  derivative instruments will not correspond exactly with those of the investments from which they are derived.  In addition,  strategies  involving derivative  instruments  that are  intended  to  reduce  the risk of loss  can also  reduce  the  opportunity  for  gain.  Furthermore, regulatory  requirements  for a Portfolio  to set aside assets to meet its  obligations  with  respect to  derivatives  may result in a
Portfolio  being unable to purchase or sell  securities  when it would  otherwise  be favorable to do so, or in a Portfolio  needing to sell  securities  at a  disadvantageous  time. A Portfolio  may also be unable to close out its  derivatives  positions  when  desired.
There is no assurance  that a Portfolio  will engage in  derivative  transactions.  Certain  derivative  instruments  and some of their risks are described in more detail below.

..........Options.  Most of the  Portfolios  may  purchase  or write  (sell)  call or put options on  securities,  financial  indices or currencies.  The  purchaser  of an option on a security or currency  obtains  the right to purchase  (in the case of a call  option) or sell (in the case of a put option) the security or currency at a specified  price  within a limited  period of time.  Upon  exercise by the purchaser,  the writer  (seller) of the option has the obligation to buy or sell the underlying  security at the exercise price. An option on a securities  index is similar to an option on an  individual  security,  except that the value of the option  depends on the value of the securities comprising the index, and all settlements are made in cash.

..........A  Portfolio  will pay a premium to the party  writing  the option  when it  purchases  an option.  In order for a call option purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise  sufficiently  above the exercise price to cover the premium and other  transaction  costs.  Similarly,  in order for a put option to be profitable,  the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

..........Generally,  the Portfolios will write call options only if they are covered (i.e.,  the Portfolio owns the security subject to the option or has the right to acquire it without  additional  cost or, if additional  cash  consideration  is required,  cash or other assets  determined  to be liquid in such amount are  segregated  on the  Portfolios'  records).  By writing a call option,  a Portfolio assumes  the risk that it may be  required  to deliver a  security  for a price  lower than its market  value at the time the option is exercised.  Effectively,  a Portfolio  that writes a covered call option  gives up the  opportunity  for gain above the exercise  price should the market price of the underlying  security increase,  but retains the risk of loss should the price of the underlying security decline.  A Portfolio  will write call  options in order to obtain a return from the  premiums  received  and will retain the  premiums whether or not the  options  are  exercised,  which will help  offset a decline in the market  value of the  underlying  securities.  A
Portfolio  that  writes a put option  likewise  receives a premium,  but  assumes  the risk that it may be  required  to  purchase  the underlying security at a price in excess of its current market value.

         A Portfolio may sell an option that it has  previously  purchased  prior to the purchase or sale of the  underlying  security.
Any such sale would  result in a gain or loss  depending  on whether  the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the  option.  A Portfolio  may  terminate  an option it has  written by  entering  into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures  Contracts and Related Options.  Each Portfolio  (except the AST Neuberger Berman Mid-Cap Growth  Portfolio) may enter into  financial  futures  contracts and related  options.  The seller of a futures  contract  agrees to sell the securities or currency called for in the contract  and the buyer agrees to buy the  securities  or currency at a specified  price at a specified  future time.
Financial  futures  contracts may relate to securities  indices,  interest rates or foreign  currencies.  Futures contracts are usually settled  through net cash payments rather than through actual delivery of the securities  underlying the contract.  For instance,  in a stock index futures  contract,  the two parties agree to take or make delivery of an amount of cash equal to a specified  dollar amount times the  difference  between the stock index value when the contract  expires and the price  specified in the  contract.  A Portfolio may use futures  contracts to hedge  against  movements in securities  prices,  interest  rates or currency  exchange  rates,  or as an efficient way to gain exposure to these markets.

         An option on a futures  contract  gives the purchaser  the right,  in return for the premium paid, to assume a position in the contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is  required  upon  exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell futures or options on futures  contracts or stock indices for purposes  other than bona fide hedging transactions  (as  defined by the CFTC) if as a result the sum of the initial  margin  deposits  and  premiums  required  to  establish positions in futures  contracts  and related  options that do not fall within the  definition of bona fide hedging  transactions  would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii)     enter into any futures contracts if the aggregate amount of that Portfolio's  commitments  under outstanding  futures contracts positions would exceed the market value of its total assets.

         Risks of Options  and Futures  Contracts.  Options and futures  contracts  can be highly  volatile  and their use can reduce a
Portfolio's  performance.  Successful use of these strategies  requires the ability to predict future  movements in securities  prices, interest rates,  currency exchange rates, and other economic  factors.  If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments,  and such markets do not move in the predicted  direction, the Portfolio  could be left in a less favorable  position than if such  strategies had not been used. A Portfolio's  potential  losses from the use of futures extends beyond its initial investment in such contracts.

         Among the other risks inherent in the use of options and futures are (a) the risk of imperfect  correlation  between the price of options and futures and the prices of the  securities  or  currencies  to which they relate,  (b) the fact that skills needed to use these  strategies  are  different  from those needed to select  portfolio  securities  and (c) the possible  need to defer  closing out certain  positions to avoid adverse tax  consequences.  With respect to options on stock indices and stock index  futures,  the risk of imperfect  correlation  increases the more the holdings of the  Portfolio  differ from the  composition  of the relevant  index.  These instruments may not have a liquid secondary market.  Option positions  established in the  over-the-counter  market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities  of foreign  issuers  may involve  risks that are not present  with  domestic  investments.  While investments in foreign securities can reduce risk by providing further  diversification,  such investments involve "sovereign risks" in addition to the credit and market risks to which  securities  generally  are  subject.  Sovereign  risks  includes  local  political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency blockage (which would  prevent  cash from being  brought  back to the United  States).  Compared to United  States  issuers,  there is  generally  less publicly  available  information about foreign issuers and there may be less  governmental  regulation and supervision of foreign stock exchanges,  brokers and listed companies.  Foreign issuers are not generally  subject to uniform  accounting and auditing and financial reporting  standards,  practices and requirements  comparable to those  applicable to domestic  issuers.  In some countries,  there may also be the  possibility  of  expropriation  or  confiscatory  taxation,  difficulty in enforcing  contractual  and other  obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about  corporate  actions and decisions that may affect the price of portfolio securities.  Brokerage  commissions on foreign securities exchanges,  which may be fixed, may be higher than in the United  States.  Settlement of  transactions  in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the liquidity of  investments.  For example,  securities  that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept  purchase or redemption  orders.  As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American  Depositary  Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global Depositary  Receipts ("GDRs"),  and
International  Depositary Receipts ("IDRs"). ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign  issuer.  ADRs generally are publicly  traded in the United  States.  ADRs are subject to many of the same risks as direct  investments  in foreign  securities,  although  ownership  of ADRs may reduce or eliminate  certain  risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts similar to
ADRs that typically trade in countries other than the United States.

         Depositary  receipts  may  be  issued  as  sponsored  or  unsponsored  programs.  In  sponsored  programs,  the  issuer  makes arrangements to have its securities traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly involved in the program.  Although  regulatory  requirements  with respect to sponsored  and  unsponsored  programs are generally  similar,  the issuers of unsponsored  depositary  receipts are not obligated to disclose  material  information in the United States and,  therefore, the import of such information may not be reflected in the market value of such securities.

         Developing  Countries.  Although none of the  Portfolios  invest  primarily in securities of issuers in developing  countries, many of the Funds may invest in these  securities  to some  degree.  Many of the risks  described  above with  respect to  investing in foreign issuers are accentuated when the issuers are located in developing  countries.  Developing  countries may be politically and/or economically  unstable,  and the  securities  markets  in those  countries  may be less  liquid or  subject  to  inadequate  government regulation and supervision.  Developing  countries have often  experienced high rates of inflation or sharply devalued their currencies against the U.S.  dollar,  causing the value of investments in companies  located in these countries to decline.  Securities of issuers in  developing  countries  may be more  volatile  and, in the case of debt  securities,  more  uncertain  as to payment of interest and principal.  Investments  in  developing  countries  may  include  securities  created  through  the Brady  Plan,  under  which  certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments  in  foreign  securities  may be  denominated  in  foreign  currencies.  The  value  of a
Portfolio's  investments  denominated in foreign currencies may be affected,  favorably or unfavorably,  by exchange rates and exchange control  regulations.  A  Portfolio's  share price may,  therefore,  also be affected by changes in currency  exchange  rates.  Foreign currency  exchange  rates  generally  are  determined  by the  forces of supply  and  demand in  foreign  exchange  markets,  including perceptions  of the relative  merits of  investment  in different  countries,  actual or perceived  changes in interest  rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably by the intervention or the failure to intervene by U.S.
or foreign  governments or central banks,  or by currency  controls or political  developments  in the U.S. or abroad.  In addition,  a
Portfolio may incur costs in connection with conversions between various currencies.

         Foreign Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign currencies will need to engage in foreign currency  exchange  transactions.  Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the  transaction.  Alternatively,  a Portfolio  may enter into forward  foreign  currency  exchange  contracts.  A forward  contract involves  an  obligation  to  purchase  or sell a  specified  currency  at a  specified  future  date at a price set at the time of the contract.  A Portfolio  may enter into a forward  contract to increase  exposure to a foreign  currency when it wishes to "lock in" the
U.S.  dollar price of a security it expects to or is obligated to purchase or sell in the future.  This  practice may be referred to as
"transaction  hedging." In addition,  when a Portfolio's  Sub-advisor  believes that the currency of a particular country may suffer or enjoy a significant  movement  compared to another  currency,  the Portfolio may enter into a forward contract to sell or buy the first foreign  currency (or a currency that acts as a proxy for such  currency).  This  practice may be referred to as  "portfolio  hedging."
In any event,  the precise  matching of the forward  contract  amounts and the value of the securities  involved  generally will not be possible.  No Portfolio  will enter into a forward  contract if it would be  obligated to sell an amount of foreign  currency in excess of the value of the Fund's  securities  or other assets  denominated  in or exposed to that  currency,  or will sell an amount of proxy currency in excess of the value of  securities  denominated  in or exposed to the related  currency  unless open  positions in forwards used for non-hedging  purposes are covered by the segregation on the Portfolios'  records of assets  determined to be liquid and marked to market daily.  The effect of entering into a forward  contract on a  Portfolio's  share price will be similar to selling  securities denominated in one currency and purchasing  securities  denominated  in another.  Although a forward  contract may reduce a Portfolio's losses on securities  denominated  in foreign  currency,  it may also reduce the potential for gain on the securities if the currency's value  moves in a direction  not  anticipated  by the  Sub-advisor.  In  addition,  foreign  currency  hedging  may entail  significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks  represent  shares of  ownership  in a company.  Generally,  preferred  stock has a specified  dividend and ranks after bonds and before common stocks in its claim on the company's  income for purposes of receiving  dividend  payments and on the company's assets in the event of liquidation.  (Some of the Sub-advisors  consider  preferred stocks to be equity  securities for purposes of the various  Portfolios'  investment  policies and restrictions,  while others consider them fixed income  securities.)  After other claims are  satisfied,  common  stockholders  participate  in company  profits on a pro rata basis;  profits may be paid out in  dividends  or reinvested in the company to help it grow.  Increases and decreases in earnings are usually  reflected in a company's  stock price,  so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios  that invest  primarily in equity  securities,  may invest to some degree in bonds, notes,  debentures and other obligations of corporations and governments.  Fixed-income  securities are generally subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest and principal  payments as they come due. The ratings  given a security by Moody's  Investors  Service,  Inc.  ("Moody's")  and  Standard & Poor's  Corporation
("S&P"),  which are  described in detail in the Appendix to the Trust's SAI,  provide a generally  useful guide as to such credit risk.
The lower the rating,  the greater the credit risk the rating service  perceives to exist with respect to the security.  Increasing the amount of Portfolio assets invested in lower-rated  securities  generally will increase the Portfolio's  income, but also will increase the credit  risk to which the  Portfolio  is  subject.  Market  risk  relates to the fact that the  prices of fixed  income  securities generally  will be affected by changes in the level of interest  rates in the  markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase their prices.  In general,  the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated Fixed Income  Securities.  Lower-rated  high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest  categories by a nationally  recognized  statistical  rating  organization (for example,  lower than Baa by
Moody's or BBB by S&P), or, if not rated,  are of equivalent  investment  quality as determined by the Sub-advisor.  Lower-rated  bonds are  generally  considered  to be high risk  investments  as they are  subject to  greater  credit  risk than  higher-rated  bonds.  In addition,  the market for lower-rated  bonds may be thinner and less active than the market for  higher-rated  bonds, and the prices of lower-rated  high-yield  bonds may  fluctuate  more than the prices of  higher-rated  bonds,  particularly  in times of market  stress.
Because  the risk of  default  is higher in  lower-rated  bonds,  a  Sub-advisor's  research  and  analysis  tend to be very  important ingredients in the selection of these bonds.  In addition,  the exercise by an issuer of redemption or call  provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest ratings  categories are frequently  referred to as "investment  grade."  However,  bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are securities  representing  interests in "pools" of mortgage loans on residential or commercial real property and that generally  provide for monthly  payments of both interest and principal,  in effect  "passing  through"  monthly payments  made by the  individual  borrowers  on the mortgage  loans (net of fees paid to the issuer or  guarantor of the  securities).
Mortgage-backed  securities are frequently issued by U.S.  Government  agencies or  Government-sponsored  enterprises,  and payments of interest and  principal on these  securities  (but not their market  prices) may be guaranteed by the full faith and credit of the U.S.
Government  or by the agency  only,  or may be  supported by the  issuer's  ability to borrow from the U.S.  Treasury.  Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

         Like other  fixed-income  securities,  the value of a  mortgage-backed  security will  generally  decline when interest  rates rise.  However,  when interest  rates are declining,  their value may not increase as much as other  fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising,  for example,  from sale of the underlying  property,  refinancing, or  foreclosure)  may serve to reduce the remaining life of the security.  If a security has been purchased at a premium,  the value of the  premium  would  be lost in the  event of  prepayment.  Prepayments  on some  mortgage-backed  securities  may  necessitate  that a
Portfolio  find  other  investments,  which,  because of  intervening  market  changes,  will  often  offer a lower rate of return.  In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically issued in multiple  series with each series having a different  maturity.  Principal and interest  payments from the  underlying  collateral  are first used to pay the principal on the series with the shortest  maturity;  in turn,  the  remaining  series are paid in order of their maturities.  Therefore,  depending  on the type of CMOs in which a  Portfolio  invests,  the  investment  may be  subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage  pass-through  securities that have been  divided  into  interest  and  principal  components.  "IOs"  (interest  only  securities)  receive the  interest  payments on the underlying  mortgages while "POs" (principal only securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments) on the underlying  mortgage loans. If the underlying  mortgages  experience  higher  than  anticipated  prepayments,  an  investor  in an IO class of a stripped  mortgage-backed security  may fail to  recoup  fully its  initial  investment,  even if the IO class is  highly  rated or is  derived  from a  security guaranteed by the U.S. Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated prepayments,  the price on a PO class will be affected more severely than would be the case with a  traditional  mortgage-backed  security.  Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually are similar to mortgage  pass-through  securities,  but they are secured by and payable from  payments  on assets  such as credit  card,  automobile  or trade  loans,  rather  than  mortgages.  The  credit  quality of these securities  depends  primarily upon the quality of the underlying  assets and the level of credit support or enhancement  provided.  In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain of the Portfolios may invest in  convertible  securities.  Convertible  securities  are bonds,  notes,  debentures and preferred  stocks that may be converted  into or exchanged  for shares of common stock.  Many  convertible  securities  are rated below investment  grade because they fall below  ordinary debt  securities in order of preference or priority on the issuer's  balance sheet.
Convertible  securities  generally  participate  in the  appreciation  or  depreciation  of the  underlying  stock  into which they are convertible,  but to a lesser  degree.  Frequently,  convertible  securities  are  callable by the issuer,  meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants  are options to buy a stated  number of shares of common  stock at a specified  price any time during the life of the warrants.  The value of warrants may fluctuate  more than the value of the securities  underlying  the warrants.  A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The  Portfolios  (other  than the AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio  and the AST  Alliance  Growth and Income
Portfolio) may purchase  securities on a when-issued,  delayed-delivery  or forward  commitment  basis.  These  transactions  generally involve the purchase of a security  with payment and delivery  due at some time in the future.  A Portfolio  does not earn  interest on such  securities  until  settlement and bears the risk of market value  fluctuations  in between the purchase and settlement  dates. If the seller  fails to complete  the sale,  the  Portfolio  may lose the  opportunity  to obtain a favorable  price and yield.  While the
Portfolios  will  generally  engage in such  when-issued,  delayed-delivery  and  forward  commitment  transactions  with the intent of actually acquiring the securities, a Portfolio may sometimes sell such a security prior to the settlement date.

         Certain  Portfolios may also sell securities on a  delayed-delivery  or forward commitment basis. If the Portfolio does so, it will not  participate  in future  gains or losses  on the  security.  If the  other  party to such a  transaction  fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject  to  guidelines  adopted  by the  Trustees  of the  Trust,  each  Portfolio  may invest up to 15% of its net assets in illiquid  securities.  Illiquid  securities  are those that,  because of the absence of a readily  available  market or due to legal or contractual  restrictions on resale,  cannot be sold within seven days in the ordinary course of business at  approximately  the amount at which the  Portfolio has valued the  investment.  Therefore,  a Portfolio  may find it difficult to sell illiquid  securities at the time considered  most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid because of legal restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the Securities Act of 1933.  These Rule 144A  securities,  and well as  commercial  paper that is sold in private  placements  under Section 4(2) of the  Securities  Act, may be deemed liquid by the
Portfolio's  Sub-advisor  under the  guidelines  adopted  by the  Trustees  of the  Trust.  However,  the  liquidity  of a  Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into repurchase  agreements.  Repurchase  agreements are agreements by which a Portfolio  purchases a security  and obtains a  simultaneous  commitment  from the seller to  repurchase  the  security at an agreed upon price and date.  The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated to the coupon rate on the purchased security.  Repurchase  agreements  must be  fully  collateralized  and  can be  entered  into  only  with  well-established  banks  and broker-dealers  that have been deemed  creditworthy by the Sub-advisor.  Repurchase  agreements that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A  Portfolio  that  enters  into a  repurchase  agreement  may lose money in the event that the other  party  defaults  on its obligation  and the Portfolio is delayed or prevented  from  disposing of the  collateral.  A Portfolio  also might incur a loss if the value of the  collateral  declines,  and it might  incur  costs in selling the  collateral  or  asserting  its legal  rights  under the agreement.  If a defaulting seller filed for bankruptcy or became  insolvent,  disposition of collateral might be delayed pending court action.

         The AST Neuberger Berman Mid-Cap Growth Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain  Portfolios  (specifically,  the AST William  Blair  International  Growth  Portfolio,  the AST State Street  Research
Small-Cap Growth Portfolio,  the AST Neuberger Berman Mid-Cap Growth Portfolio,  the AST Goldman Sachs  Concentrated  Growth Portfolio,
AST PIMCO  Total  Return  Bond  Portfolio  and the AST PIMCO  Limited  Maturity  Bond  Portfolio)  may enter  into  reverse  repurchase agreements.  In a reverse  repurchase  agreement,  a Portfolio  sells a portfolio  instrument  and agrees to repurchase it at an agreed upon date and price,  which  reflects an effective  interest  rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase  fluctuations in a Portfolio's share price.  When entering into a reverse  repurchase  agreement,  a
Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each Portfolio may borrow money from banks or  broker/dealers.  Each  Portfolio's  borrowings are limited so that  immediately after such borrowing the value of the Portfolio's assets (including  borrowings) less its liabilities (not including  borrowings) is at least three times the amount of the borrowings.  Should a Portfolio,  for any reason,  have borrowings that do not meet the above test, such Portfolio must reduce such  borrowings so as to meet the necessary test within three business days.  Certain  Portfolios  (the AST
Neuberger  Berman Mid-Cap Growth  Portfolio and the AST T. Rowe Price Asset  Allocation  Portfolio)  will not purchase  securities when outstanding  borrowings  are greater  than 5% of the  Portfolio's  total  assets.  If a Portfolio  borrows  money,  its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each  Portfolio  may lend  securities  with a value of up to 33 1/3% of its  total  assets  to  broker-dealers,  institutional investors,  or others  (collectively,  a "Borrower") for the purpose of realizing additional income. Voting rights on loaned securities typically  pass to the  borrower,  although a Portfolio has the right to terminate a securities  loan,  usually  within three  business days,  in order  to vote on  significant  matters  or for  other  reasons.  All  securities  loans  will be  collateralized  by cash or securities  issued or  guaranteed  by the U.S.  Government  or its  agencies at least equal in value to the market  value of the loaned securities.  Any cash  collateral  received  by a Portfolio  in  connection  with such loans  normally  will be invested in  short-term instruments,  which may not be  immediately  liquid under  certain  circumstances.  Any losses  resulting  from the  investment of cash collateral  would be borne by the lending  Portfolio.  The Portfolio  could also suffer a loss where the value of the collateral  falls below the market value of the  borrowed  securities,  in the event of a Borrower's  default.  These  events could  trigger  adverse tax consequences to a Portfolio.  Lending  securities  involves certain other risks,  including the risk that the Portfolio will be delayed or prevented from  recovering the collateral if the borrower fails to timely return a loaned  security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the Sub-advisors  for the various  Portfolios can  "sweep"  excess  cash  balances  of the  Portfolios  to those  funds for  temporary  investment  purposes.  In  addition,  certain
Sub-advisors  may invest Portfolio  assets in money market funds that they advise or in other  investment  companies.  Mutual funds pay their own operating expenses,  including  investment  management fees, and the Portfolios,  as shareholders in these mutual funds, will indirectly pay their proportionate share of such funds' expenses.

EXCHANGE-TRADED FUNDS (ETFs):

         ETFs are a type of  investment  company  bought and sold on a securities  exchange.  An ETF  represents  a fixed  portfolio of securities  designed to track a particular  market index.  Consistent with their  respective  investment  objectives and when otherwise permissible,  the various  portfolios  could purchase an ETF to temporarily  gain exposure to a portion of the U.S. or a foreign market while  awaiting  purchase of underlying  securities.  The risks of owning an ETF generally  reflect the risks of owning the  underlying securities  they are  designed  to track,  although  lack of  liquidity  in an ETF could  result in it being more  volatile.  ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

         The AST William Blair  International  Growth  Portfolio,  the AST State Street Research  Small-Cap Growth  Portfolio,  the AST
Goldman Sachs  Concentrated  Growth  Portfolio,  the AST Hotchkis & Wiley  Large-Cap Value  Portfolio,  the AST PIMCO Total Return Bond
Portfolio  and the AST PIMCO  Limited  Maturity  Bond  Portfolio  make short  sales  "against  the box." A short sale  against  the box involves selling a security that the Portfolio owns, or has the right to obtain without  additional  costs, for delivery at a specified date in the future.  A Portfolio may make a short sale against the box to hedge against  anticipated  declines in the market price of a portfolio  security.  If the value of the security sold short increases instead,  the Portfolio loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

         Certain Portfolios may participate in the initial public offering ("IPO") market,  and a portion of a Portfolio's  returns may be  attributable  to  Portfolio  investments  in IPOs.  There is no  guarantee  that as a  Portfolio's  assets  grow it will be able to experience  significant  improvement  in  performance  by investing in IPOs. A  Portfolio's  purchase of shares issued as part of, or a short period after,  companies' IPOs,  exposes it to the risks  associated with companies that have little operating  history as public companies,  as well as to the risks  inherent  in those  sectors of the market  where  these new  issuers  operate.  The market for IPO issuers has been volatile,  and share prices of  newly-public  companies have  fluctuated in significant  amounts over short periods of time.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Managers
American Skandia Investment Services, Incorporated                     Prudential Investments LLC
One Corporate Drive                                                    Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484                                             Newark, NJ  07102

Sub-Advisors
Alliance Capital Management L.P.
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management, LLC
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
State Street Research and Management Company
T. Rowe Price Associates, Inc.
William Blair & Company L.L.C.

Custodians
PFPC Trust Company                                                     JP Morgan Chase Bank
400 Bellevue Parkway                                                   4 MetroTech Center
Wilmington, DE 19809                                                   Brooklyn, NY 11245

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
KPMG LLP
757 Third Avenue
New York, NY 10017

Legal Counsel
Shea & Gardner
1800 Massachusetts Ave, N.W.
Washington, D.C. 20036

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by calling (800) 752-6342 or by writing to the American  Skandia Trust at One Corporate
Drive, Shelton, Connecticut 06484.

         Additional  information  about the Portfolios is included in a Statement of Additional  Information,  which is incorporated by reference into this Prospectus.  Additional  information  about the Portfolios'  investments is available in the annual and semi-annual reports to holders of variable  annuity  contracts  and  variable  life  insurance  policies.  In the annual  reports,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected each Portfolio's  performance  during its last fiscal year.  The  Statement of Additional  Information  and  additional  copies of annual and  semi-annual  reports are available without charge by calling the above number.

         Delivery of Prospectus  and other  Documents to  Households.  To lower costs and eliminate  duplicate  documents  sent to your address,  the Trust, in accordance with applicable  laws and  regulations,  may begin mailing only one copy of the Trust's  prospectus, prospectus supplements,  annual and semi-annual reports, proxy statements and information  statements,  or any other required documents to your address  even if more than one  shareholder  lives  there.  If you have  previously  consented  to have any of these  documents delivered to multiple  investors at a shared address,  as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive  your own copy,  you should call  1-800-SKANDIA  or write to "American  Skandia  Trust,  c/o American  Skandia Life
Assurance  Corporation." at P.O. Box 7038,  Bridgeport,  CT 06601-9642.  The Trust will begin sending  individual  copies to you within thirty days of receipt of revocation.

         The  information in the Trust's  filings with the Securities  and Exchange  Commission  (including the Statement of Additional
Information)  is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of  duplicating  fees, by electronic request to  publicinfo@sec.gov  or by writing the Public Reference Section of the Commission,  Washington,  D.C. 20549-0102.
                       --------------------
The  information  can also be reviewed and copied at the  Commission's  Public  Reference Room in Washington,  D.C.  Information on the
operation of the Public  Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information  about the
Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.
                                                                              -------------------

Investment Company Act File No. 811-5186